UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Michael W. Stockton

SMALLCAP World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund®

Annual report for the year ended September 30, 2018

We believe global small companies can provide opportunities for investors.

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

15	Financial statements

42	Board of directors and other officers

Fellow investors:

SMALLCAP World Fund posted strong returns for the fiscal year ended September 30, 2018, despite a market environment that saw investors moving away from small-company stocks amid concerns about trade, politics and market volatility.

For the full 12-month period, the fund posted a positive total return of 13.13%. By way of comparison, the MSCI All Country World Small Cap Index, an unmanaged index of global small-cap equities that does not include fees or expenses, returned 8.67% over the same period. The Lipper Global Small-/Mid-Cap Funds Average, a measure of similar mutual funds, gained 9.96%.

During the fiscal year, the fund posted a capital-gains distribution of $2.50 a share on December 20, 2017.

As you can see in the table below, the fund has surpassed both benchmarks over longer periods.

The year in review

Overall, economies around the world continued growing during the fund’s fiscal year, though certainly not evenly. Likewise, while many global markets made substantial gains, they were also beset with increased volatility through much of the period, and emerging markets stocks saw pressure.

The United States enjoyed 4.2% growth of gross domestic product in the second quarter of 2018, continuing a trend of strong economic growth, while unemployment remained very low. Lower taxes and a trend toward deregulation were also positive factors in the U.S. economy.

However, burgeoning trade conflicts rattled many investors, especially in connection with Chinese stocks and those from other emerging markets. European markets likewise were uneven, with U.S.-European relations and the pending United Kingdom withdrawal from the European Union keeping shares volatile during the period.

Results at a glance

For periods ended September 30, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)

SMALLCAP World Fund (Class A shares)	13.13%	9.77%	11.01%	9.91%
MSCI All Country World Small Cap Index*	8.67	8.86	10.65	n/a
Lipper Global Small-/Mid-Cap Funds Average†	9.96	8.79	10.48	9.29

*	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The market index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not available.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.

SMALLCAP World Fund	1

How the fund responded

Yet despite global volatility, the fund’s managers remained focused on intensive, bottom-up research aimed at finding potential long-term investments for the fund. The portfolio managers and investment professionals working on behalf of SMALLCAP embrace a variety of styles — from seeking growth to embracing contrarian views — and we believe that The Capital SystemSM empowers each of our professionals to put their best ideas forward.

For the fund’s most recent fiscal year, our research team delivered an eclectic mix of stocks that fueled much of the fund’s return compared to its benchmark. Top holding Molina Healthcare gained 116% for the period. The third-largest holding, GW Pharmaceuticals, returned 70.2% after FDA approval of a cannabis-based drug for treatment of severe forms of epilepsy in children. Fourth-largest holding Paycom Software gained 107% for the period, while tenth largest holding Square rose 244%. Each of the fund’s top-10 holdings produced a positive return for the period.

Equities that held back returns during the period included shares in energy companies, as well as those in the consumer staples and discretionary sectors. Source Energy Services declined 55.6% for the fiscal year, while Ophir Energy lost 49.2%. CLIO Cosmetics fell 40.5%, while Europcar Mobility declined 38%.

In terms of geography, 51.2% of the fund’s equities were domiciled in the United States, with another 22.3% in developed European markets, both of which helped relative returns against the fund’s benchmark, as did the fund’s holdings in Japan, at 5.9% of equities. Emerging markets made up 13.9% of the fund’s equities and ultimately detracted from results.

Finally, the fund held roughly 10.3% in cash and short-term securities. While this cash can detract from relative returns against an index — which includes no cash holdings — the fund managers believe having cash on hand helps the fund mute volatility, as well as allowing investment professionals to be proactive in investing in new potential opportunities when they arise.

The road ahead

As of this writing, the geopolitical environment is exceptionally challenging due to nationalism and trade wars on the rise. That said, the economic fundamentals of many of the largest economies remain solid. We anticipate considerable volatility accompanying the difficult political headlines. It is unlikely that the double-digit returns the markets have enjoyed are sustainable over the long term, and as we’ve said before, we do not invest with the expectation that they are.

Given the market’s long rally, dating from the financial crisis of 2008–2009, it is likely we are in the late stages of the current economic cycle and the growth in equity markets. A downturn of some kind is likely, though difficult to predict in terms of timing — it could be in the coming year, or the year after, or even beyond. Potential issues include rising interest rates, monetary tapering, higher energy prices and, of course, growing trade tensions. Some of these concerns appear to be reflected in equity prices, especially outside the United States.

Where the fund’s assets are invested (by country of domicile)

	As of September 30, 2018	Percent of net assets
■	United States	46.1%
■	Europe	20.5
■	Asia & Pacific Basin	17.7
■	Other (including Canada & Latin America)	5.4
■	Short-term securities & other assets less liabilities	10.3

	As of September 30, 2017	Percent of net assets
■	United States	40.6%
■	Europe	21.9
■	Asia & Pacific Basin	21.9
■	Other (including Canada & Latin America)	7.1
■	Short-term securities & other assets less liabilities	8.5

Largest equity holdings

Percent of net assets
Molina Healthcare	1.4%
RingCentral	1.0
GW Pharmaceuticals	.9
Paycom Software	.9
Insulet	.9
Bluebird Bio	.7
Kotak Mahindra Bank	.7
MonotaRO	.6
Nihon M&A Center Inc.	.6
Square	.6

2	SMALLCAP World Fund

As ever, we work to be prepared. The fund’s managers believe in growth of capital, but also work to protect your investment as is consistent with the fund’s objectives. Our long-term perspective and bottom-up research can help us identify equities we believe can weather these cycles and provide growth through multiple market cycles. We continue to invest heavily in our investment analysts, giving them the resources they need to find potential investments all around the world. Our work continues no matter the market environment, and we encourage you to hold a similar long-term perspective with regard to your own investments.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Cordially,

Jonathan Knowles

Gregory W. Wendt

Julian N. Abdey

Co-presidents

November 8, 2018

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at SMALLCAP World Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

Country/Region	Fund	Index
■ United States	51%	53%
■ Canada	3	3
■ Europe	22	20
■ Japan	6	11
■ Asia-Pacific ex. Japan	4	4
■ Emerging markets	14	9
Total	100%	100%

Equity portion breakdown by revenue (%)

Country/Region	Fund	Index
■ United States	52%	46%
■ Canada	3	3
■ Europe	17	18
■ Japan	6	10
■ Asia-Pacific ex. Japan	2	4
■ Emerging markets	20	19
Total	100%	100%

Compared with the MSCI ACWI Small Cap Index as a percent of net assets. Source: MSCI.

All figures include convertible securities.

SMALLCAP World Fund source: Capital Group (as of September 30, 2018).

SMALLCAP World Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2018)*

	1 year	5 years	10 years
Class A shares	6.62%	8.48%	10.35%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 1.04% for Class A shares as of the prospectus dated December 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

$140,000
100,000
60,000
20,000
10,000
7,000

Year ended September 30	1990[5]	1991	1992	1993	1994	1995	1996	1997	1998	1999
Value at year-end	$8,288	11,307	11,640	15,418	16,744	19,856	22,877	28,689	22,749	32,172
SCWF total return	(17.1)%	36.4	2.9	32.5	8.6	18.6	15.2	25.4	(20.7)	41.4

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends of $6,846 and reinvested capital gain distributions of $52,895.
[3]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.
[4]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

4	SMALLCAP World Fund

How a $10,000 investment has grown

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2018, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $138,324 even after deducting the maximum 5.75% sales charge.

SMALLCAP World Fund	5

Summary investment portfolio September 30, 2018

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	46.12%
Eurozone*	8.00
United Kingdom	6.67
Japan	5.31
India	3.83
Sweden	2.73
Canada	2.70
China	2.15
Australia	1.43
Other countries	10.81
Short-term securities & other assets less liabilities	10.25

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 89.33%	Shares	Value (000)
Information technology 17.31%
RingCentral, Inc., Class A1	4,480,200	$416,883
Paycom Software, Inc.[1]	2,477,734	385,065
Square, Inc., Class A1	2,450,730	242,647
Bottomline Technologies (de), Inc.[1,2]	2,808,000	204,170
Alarm.Com Holdings, Inc.[1,2]	3,249,000	186,493
Yext, Inc.[1,2]	7,625,428	180,723
Alteryx, Inc., Class A1	2,980,433	170,511
Zebra Technologies Corp., Class A1	949,300	167,865
DocuSign, Inc.[1,3]	1,739,000	91,419
DocuSign, Inc.[1,4,5]	1,370,654	67,732
AAC Technologies Holdings Inc.	15,314,500	159,046
MINDBODY, Inc., Class A1	3,818,600	155,226
Talend SA (ADR)[1,2]	2,216,455	154,576
Qorvo, Inc.[1]	1,947,204	149,720
WiseTech Global Ltd.	9,204,000	146,967
Other securities		4,717,250
		7,596,293

Health care 17.19%
Molina Healthcare, Inc.[1,2]	4,022,587	598,159
GW Pharmaceuticals PLC (ADR)[1,2]	2,250,346	388,725
Insulet Corp.[1,2]	3,633,423	384,961
Bluebird Bio, Inc.[1]	1,996,870	291,543
Integra LifeSciences Holdings Corp.[1]	3,265,258	215,083
Centene Corp.[1]	1,459,439	211,298
DexCom, Inc.[1]	1,317,900	188,512
Glaukos Corp.[1,2]	2,820,000	183,018
WellCare Health Plans, Inc.[1]	513,000	164,411
WuXi Biologics (Cayman) Inc.[1,3]	16,103,508	162,818
Haemonetics Corp.[1]	1,378,500	157,949
Madrigal Pharmaceuticals, Inc.[1]	732,647	156,882
CONMED Corp.[2]	1,920,000	152,102
Ultragenyx Pharmaceutical Inc.[1]	1,964,870	149,998
iRhythm Technologies, Inc.[1,2]	1,571,200	148,730
Other securities		3,990,231
		7,544,420

Consumer discretionary 15.41%
Domino’s Pizza, Inc.	791,161	233,234
Planet Fitness, Inc., Class A1	4,148,011	224,117
Dollarama Inc.	6,015,000	189,487
Evolution Gaming Group AB2	2,652,021	189,038
GVC Holdings PLC	15,261,694	182,709

6	SMALLCAP World Fund

	Shares	Value (000)
Ocado Group PLC[1]	14,078,000	$164,997
Five Below, Inc.[1]	1,166,402	151,702
Strategic Education, Inc.	1,068,970	146,481
Seria Co., Ltd.[2,3]	4,138,791	146,435
Other securities		5,132,441
		6,760,641

Industrials 12.81%
MonotaRO Co., Ltd.[3]	8,748,600	246,781
Nihon M&A Center Inc.	8,129,980	244,000
NIBE Industrier AB, Class B	15,505,564	185,807
Rexnord Corp.[1]	5,005,000	154,154
Kirby Corp.[1]	1,795,000	147,639
Aalberts Industries NV, non-registered shares	3,402,000	144,882
Spirax-Sarco Engineering PLC	1,471,000	139,963
Other securities		4,357,361
		5,620,587

Financials 8.98%
Kotak Mahindra Bank Ltd.	18,292,040	288,070
Webster Financial Corp.	3,253,500	191,826
SVB Financial Group[1]	606,500	188,518
Essent Group Ltd.[1]	3,892,535	172,245
CenterState Bank Corp.[2]	6,069,250	170,242
RenaissanceRe Holdings Ltd.	1,021,200	136,412
Other securities		2,792,691
		3,940,004

Consumer staples 3.97%
Emmi AG2	311,300	232,349
Ariake Japan Co., Ltd.[2]	1,754,000	174,906
Raia Drogasil SA, ordinary nominative	7,866,992	141,092
Other securities		1,194,122
		1,742,469

Materials 3.55%
Allegheny Technologies Inc.[1,2]	6,615,300	195,482
Other securities		1,360,942
		1,556,424

Energy 3.29%
Centennial Resource Development, Inc., Class A1,5	6,267,761	136,950
Centennial Resource Development, Inc., Class A1	262,782	5,742
Other securities		1,299,433
		1,442,125

Real estate 1.38%
WHA Corp. PCL[2]	1,106,071,920	149,118
Other securities		456,596
		605,714

Telecommunication services 0.83%
Iridium Communications Inc.[1,2]	7,666,388	172,494
Iridium Communications Inc.[1,2,5]	636,132	14,313
Other securities		178,544
		365,351

Utilities 0.48%
Other securities		210,077

Miscellaneous 4.13%
Other common stocks in initial period of acquisition		1,810,224

Total common stocks (cost: $25,546,216,000)		39,194,329

SMALLCAP World Fund	7

Preferred securities 0.10%	Shares	Value (000)
Other 0.10%
Other securities		$41,965

Total preferred securities (cost: $41,513,000)		41,965

Rights & warrants 0.00%
Other 0.00%
Other securities		1,504

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		352

Total rights & warrants (cost: $0)		1,856

Convertible stocks 0.20%
Other 0.20%
Other securities		88,782

Total convertible stocks (cost: $94,000,000)		88,782

Convertible bonds 0.06%	Principal amount (000)
Consumer discretionary 0.04%
Other securities		18,042

Miscellaneous 0.02%
Other convertible bonds in initial period of acquisition		10,000

Total convertible bonds (cost: $31,243,000)		28,042

Bonds, notes & other debt instruments 0.06%
U.S. Treasury bonds & notes 0.06%
U.S. Treasury 0.06%
U.S. Treasury 1.125% 2019[6]	$25,000	24,876

Total bonds, notes & other debt instruments (cost: $24,887,000)		24,876

Short-term securities 11.17%
Bank of Montreal 2.17%–2.24% due 11/7/2018–11/27/2018	165,000	164,457
Blackrock FedFund[7]	100,000	100,000
Federal Home Loan Bank 1.95%–2.11% due 10/5/2018–12/5/2018	515,000	513,903
Fidelity Institutional Money Market Funds - Government Portfolio[7]	30,000	30,000
Goldman Sachs Financial Square Government Fund[7]	123,000	123,000
Invesco Short-Term Investments Trust - Government & Agency Portfolio[7]	97,625	97,625
Mizuho Bank, Ltd. 2.25%–2.27% due 10/18/2018–12/17/2018[5]	160,000	159,575
Morgan Stanley Institutional Liquidity Funds - Government Portfolio[7]	115,000	115,000
National Australia Bank Ltd. 2.05%–2.06% due 10/9/2018–10/26/2018[5]	200,000	199,815
Nordea Bank AB 2.23%–2.29% due 12/13/2018–12/27/2018[5]	225,000	223,810
Sumitomo Mitsui Banking Corp. 2.14%–2.27% due 10/15/2018–12/17/2018[5]	263,000	262,411
Swedbank AB 2.21%–2.30% due 10/17/2018–12/27/2018	200,000	199,187
Toronto-Dominion Bank 2.20%–2.45% due 11/20/2018–1/24/2019[5]	170,000	169,146
Total Capital Canada Ltd. 2.15%–2.19% due 10/24/2018–11/6/2018[5]	150,000	149,696
U.S. Treasury Bills 1.95%–2.16% due 10/25/2018–2/14/2019	502,100	499,707
Other securities		1,894,766

Total short-term securities (cost: $4,902,981,000)		4,902,098
Total investment securities 100.92% (cost: $30,640,840,000)		44,281,948
Other assets less liabilities (0.92)%		(404,900)

Net assets 100.00%		$43,877,048

8	SMALLCAP World Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 9/30/2018 (000)
USD12,209	GBP9,500	Bank of New York Mellon	10/9/2018	$(179)
USD37,494	GBP28,948	Bank of New York Mellon	10/12/2018	(260)
USD25,851	CAD34,000	Bank of New York Mellon	10/17/2018	(484)
				$(923)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2018 (000)
Common stocks 20.42%
Health care 6.54%
Molina Healthcare, Inc.[1]	4,069,005	498,515	544,933	4,022,587	$26,333	$313,956	$—	$598,159
GW Pharmaceuticals PLC (ADR)[1]	1,891,400	358,946	—	2,250,346	—	153,149	—	388,725
Insulet Corp.[1]	3,734,000	874,323	974,900	3,633,423	18,234	168,486	—	384,961
Glaukos Corp.[1]	2,740,000	80,000	—	2,820,000	—	89,715	—	183,018
CONMED Corp.	1,823,000	605,000	508,000	1,920,000	99	42,948	1,322	152,102
iRhythm Technologies, Inc.[1]	1,591,200	40,000	60,000	1,571,200	2,482	66,209	—	148,730
Allakos Inc.[1,4,5]	—	2,018,188	—	2,018,188	—	61,718	—	81,718
Allakos Inc.[1,3]	—	1,124,660	—	1,124,660	—	20,148	—	50,599
Evolent Health, Inc., Class A1	—	4,505,000	—	4,505,000	—	65,873	—	127,942
Diplomat Pharmacy, Inc.[1]	872,100	5,058,524	—	5,930,624	—	(25,238)	—	115,113
Adaptimmune Therapeutics PLC (ADR)[1,3]	6,792,700	394,000	—	7,186,700	—	36,658	—	97,452
Fleury SA, ordinary nominative	12,515,000	3,632,000	—	16,147,000	—	(58,079)	3,916	85,162
Natera, Inc.[1]	4,222,609	—	1,007,029	3,215,580	(1,663)	41,661	—	76,981
CryoLife, Inc.[1]	1,993,149	164,102	—	2,157,251	—	27,417	—	75,935
NuCana PLC (ADR)[1,3]	1,932,728	609,900	—	2,542,628	—	13,162	—	63,362
CellaVision AB, non-registered shares	1,908,123	—	—	1,908,123	—	17,477	325	58,184
Flexion Therapeutics, Inc.[1,3]	2,538,000	464,700	—	3,002,700	—	(16,798)	—	56,181
Osstem Implant Co., Ltd.[1]	1,078,621	64,200	—	1,142,821	—	(18,931)	—	50,019
Pacific Biosciences of California, Inc.[1]	8,128,077	2,170,000	1,454,774	8,843,303	(6,320)	11,593	—	47,842
Xenon Pharmaceuticals Inc.[1]	1,429,000	471,900	—	1,900,900	—	14,270	—	25,092
Neovasc Inc.[1]	—	134,659,273	133,312,681	1,346,592	—	(468)	—	3,663
Neovasc Inc. (CAD denominated)[1]	6,294,667	—	6,231,721	62,946	—	(10,473)	—	172
Genomma Lab Internacional, SAB de CV, Series B1,8	67,483,000	—	23,130,000	44,353,000	(21,588)	(6,360)	—	—
Vitrolife AB8	1,363,579	4,035,836	396,620	5,002,795	10,359	(22,297)	413	—
Virtus Health Ltd.[8]	5,223,000	—	5,223,000	—	(9,961)	7,561	—	—

SMALLCAP World Fund	9

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2018 (000)
Monash IVF Group Ltd.[4,8]	18,820,000	—	18,820,000	—	$(16,738)	$13,694	$—	$—
Madrigal Pharmaceuticals, Inc.[1,8]	—	789,647	57,000	732,647	(187)	58,759	—	—
Viralytics Ltd.[1,8]	14,000,000	1,650,000	15,650,000	—	7,878	2,240	—	—
Ascom Holding AG8	—	2,226,000	2,226,000	—	(14,941)	—	1,041	—
Tabula Rasa HealthCare, Inc.[1,8]	—	1,060,488	188,000	872,488	8,628	41,541	—	—
								2,871,112
Information technology 3.63%
Bottomline Technologies (de), Inc.[1]	—	2,808,000	—	2,808,000	—	72,493	—	204,170
Alarm.Com Holdings, Inc.[1]	1,910,000	1,339,000	—	3,249,000	—	46,797	—	186,493
Yext, Inc.[1]	—	7,625,428	—	7,625,428	—	82,944	—	180,723
Talend SA (ADR)[1]	2,164,055	189,900	137,500	2,216,455	3,283	57,673	—	154,576
SPS Commerce, Inc.[1,9]	730,000	429,000	—	1,159,000	—	52,217	—	115,019
Acacia Communications, Inc.[1,3]	2,179,910	977,830	572,500	2,585,240	(6,478)	(6,435)	—	106,951
Inphi Corp.[1,3]	2,970,199	—	437,500	2,532,699	(3,246)	(5,079)	—	96,192
Netcompany Group AS, non-registered shares[1]	—	2,631,826	—	2,631,826	—	18,784	—	94,654
Douzone Bizon Co., Ltd.	1,755,000	481,408	600,000	1,636,408	(235)	45,927	654	90,137
Carel Industries SpA[1]	—	7,370,849	—	7,370,849	—	16,093	—	84,390
Quotient Technology Inc.[1]	6,711,613	—	1,399,946	5,311,667	(2,399)	(1,075)	—	82,331
eMemory Technology Inc.	6,146,000	—	154,000	5,992,000	(639)	(19,655)	1,511	56,912
Bravura Solutions Ltd.	—	17,125,000	—	17,125,000	—	25,263	999	54,591
Care.com, Inc.[1]	—	1,642,963	—	1,642,963	—	4,336	—	36,326
Megaport Ltd.[1,3]	—	7,476,000	—	7,476,000	—	(1,163)	—	20,373
Datalex PLC	6,106,000	—	—	6,106,000	—	(9,699)	305	17,227
Humanica PCL	—	34,600,000	—	34,600,000	—	(99)	—	11,983
MagnaChip Semiconductor Corp.[1,8]	2,355,000	—	2,355,000	—	(6,396)	6,403	—	—
Globant SA1,8	1,969,510	119,702	1,187,412	901,800	30,166	(5,878)	—	—
Vanguard International Semiconductor Corp.[8]	83,546,386	4,051,000	33,043,811	54,553,575	21,270	22,373	5,599	—
RIB Software SE8	2,980,173	—	2,266,018	714,155	33,957	(12,827)	198	—
Paycom Software, Inc.[1,8]	3,126,716	100,000	748,982	2,477,734	25,881	181,790	—	—
WIN Semiconductors Corp.[8]	20,743,009	328,000	12,021,651	9,049,358	57,664	(39,120)	2,077	—
Callidus Software Inc. (USA)[1,8]	3,420,000	—	3,420,000	—	47,702	(14,528)	—	—
ZPG PLC[8]	26,498,395	—	26,498,395	—	74,363	(31,669)	1,297	—
Mitel Networks Corp.[1,8]	5,934,900	3,607,353	7,042,253	2,500,000	18,255	7,027	—	—
								1,593,048
Consumer discretionary 2.51%
Evolution Gaming Group AB	1,943,200	708,821	—	2,652,021	—	18,356	2,148	189,038
Seria Co., Ltd.[3]	4,334,948	1,196,903	1,393,060	4,138,791	(12,118)	(85,986)	2,219	146,435
At Home Group Inc.[1]	1,830,940	2,047,933	—	3,878,873	—	24,013	—	122,301
MakeMyTrip Ltd., non-registered shares[1]	2,877,300	1,018,751	304,000	3,592,051	(1,620)	(7,596)	—	98,602
MakeMyTrip Ltd., non-registered shares[1,10]	92,000	—	—	92,000	—	(120)	—	2,525
Tailored Brands, Inc.	3,741,000	1,503,350	1,262,500	3,981,850	11,347	42,245	2,685	100,303
zooplus AG, non-registered shares[1]	500,634	60,000	—	560,634	—	2,537	—	97,443
Maisons du Monde SA	1,412,414	962,500	—	2,374,914	—	(25,876)	895	69,321
Sleep Country Canada Holdings Inc.	3,011,253	715	—	3,011,968	—	(19,841)	1,646	67,251
Delta Corp Ltd.	—	21,407,238	—	21,407,238	—	(35,177)	307	61,898
Taiwan Paiho Ltd.	21,611,000	—	1,050,000	20,561,000	943	(55,600)	2,015	40,808
Lands’ End, Inc.[1,3]	1,654,000	407,232	—	2,061,232	—	6,389	—	36,175
Tile Shop Holdings, Inc.	—	3,158,000	—	3,158,000	—	(2,484)	590	22,580

10	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2018 (000)
Hostelworld Group PLC	7,645,662	—	—	7,645,662	$—	$(14,685)	$1,517	$22,123
MIPS AB1,9	740,000	656,751	—	1,396,751	—	4,800	—	17,131
BNN Technology PLC[1,4,11]	19,007,000	—	—	19,007,000	—	212	—	8,770
POYA International Co., Ltd.[8]	6,803,267	—	2,792,000	4,011,267	5,190	(21,516)	2,932	—
Ace Hardware Indonesia Tbk PT8	850,382,300	179,367,665	173,999,965	855,750,000	307	5,462	1,395	—
GVC Holdings PLC[8]	19,240,894	3,695,000	7,674,200	15,261,694	21,198	(2,504)	6,556	—
Strategic Education, Inc.[8,12]	845,750	223,220	—	1,068,970	—	49,674	1,175	—
Ted Baker PLC[8]	3,446,897	—	3,200,800	246,097	22,815	(37,395)	2,323	—
Talwalkars Better Value Fitness Ltd.[4,8]	2,389,000	—	1,694,000	695,000	(6,618)	(273)	5	—
JINS Inc.[8]	1,381,000	—	1,381,000	—	22,169	(37,832)	130	—
Entertainment One Ltd.[8]	27,650,631	—	6,430,292	21,220,339	9,663	39,478	512	—
Beauty Community PCL, foreign registered[8,12]	208,500,000	—	124,665,000	83,835,000	50,026	(44,332)	1,469	—
YOOX Net-A-Porter Group SPA[1,4,8]	6,093,000	1,104,557	7,197,557	—	138,164	(86,385)	—	—
Lions Gate Entertainment Corp., Class A3,8	4,243,393	355,291	1,483,487	3,115,197	(5,415)	(35,162)	968	—
Lions Gate Entertainment Corp., Class B8	3,878,393	123,414	1,296,487	2,705,320	(4,815)	(29,326)	872	—
Cairn Homes PLC[1,8]	31,915,000	12,146,000	4,646,000	39,415,000	(1,239)	(13,995)	—	—
Talwalkars Lifestyles Ltd.[8]	—	2,389,000	1,694,000	695,000	1,827	763	10	—
								1,102,704
Industrials 2.26%
Bravida Holding AB	15,730,395	442,803	—	16,173,198	—	14,094	2,916	132,663
Advanced Disposal Services, Inc.[1]	—	4,710,502	—	4,710,502	—	18,044	—	127,560
Kratos Defense & Security Solutions, Inc.[1]	8,087,000	175,000	—	8,262,000	—	14,355	—	122,112
Continental Building Products, Inc.[1]	3,330,700	—	250,000	3,080,700	2,472	34,561	—	115,680
King Slide Works Co., Ltd.	7,623,765	—	433,000	7,190,765	(801)	(3,094)	1,189	94,439
VARTA AG, non-registered shares[1]	—	2,157,755	—	2,157,755	—	18,022	—	70,949
Tsubaki Nakashima Co., Ltd.	2,118,800	1,212,200	509,200	2,821,800	—	(1,044)	1,490	58,140
XP Power Ltd.	1,237,207	250,793	193,000	1,295,000	(1,393)	1,492	1,603	49,962
Barrett Business Services, Inc.	580,000	—	—	580,000	—	5,945	580	38,732
Avon Rubber PLC	—	2,248,000	—	2,248,000	—	(4,550)	155	37,798
R.R. Donnelley & Sons Co.	3,890,358	3,115,000	1,373,869	5,631,489	(5,661)	(11,635)	1,855	30,410
Greaves Cotton Ltd.	—	15,200,000	—	15,200,000	—	(4,297)	209	27,741
Instalco Intressenter AB (publ)	—	2,934,000	—	2,934,000	—	4,117	162	23,604
KeyW Holding Corp.[1]	2,536,400	—	—	2,536,400	—	2,663	—	21,965
Alfen NV1	—	1,275,000	—	1,275,000	—	3,520	—	19,259
J. Kumar Infraprojects Ltd.	4,450,500	—	—	4,450,500	—	(1,477)	123	12,475
va-Q-tec AG1	542,000	242,000	2,779	781,221	(33)	(12,558)	—	7,256
TechnoPro Holdings, Inc.[8]	1,969,000	115,000	560,500	1,523,500	13,016	16,015	2,212	—
								990,745
Financials 1.62%
CenterState Bank Corp.	3,748,399	2,320,851	—	6,069,250	—	5,537	2,041	170,242
NMI Holdings, Inc.[1]	2,553,127	2,483,000	—	5,036,127	—	45,642	—	114,068
Cannae Holdings, Inc.[1]	—	4,895,000	—	4,895,000	—	18,199	—	102,550
Trupanion, Inc.[1,3]	2,380,800	259,400	—	2,640,200	—	22,939	—	94,334
Third Point Reinsurance Ltd.[1]	5,325,506	2,010,683	1,188,368	6,147,821	3,459	(16,278)	—	79,922
M&A Capital Partners Co., Ltd.[1,3]	937,100	275,900	79,600	1,133,400	1,407	11,456	—	68,531
HUB24 Ltd.[3]	—	4,298,000	—	4,298,000	—	(3,462)	108	39,519
Greenhill & Co., Inc.	1,169,700	—	—	1,169,700	—	11,405	234	30,822
GoldMoney Inc.[1,3]	3,531,100	1,400,000	—	4,931,100	—	(8,891)	—	9,353

SMALLCAP World Fund	11

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2018 (000)
Numis Corp. PLC[8]	5,663,282	—	5,663,282	—	$3,464	$4,176	$914	$—
Essent Group Ltd.[1,8]	5,825,535	950,000	2,883,000	3,892,535	7,105	(7,089)	—	—
Republic First Bancorp, Inc.[1,8,9]	2,584,000	603,000	3,187,000	—	(2,232)	(1,407)	—	—
								709,341
Consumer staples 1.23%
Emmi AG	289,300	22,000	—	311,300	—	26,047	3,006	232,349
Ariake Japan Co., Ltd.	1,607,000	147,000	—	1,754,000	—	46,479	1,002	174,906
Simply Good Foods Co., Class A1	4,017,095	402,905	—	4,420,000	—	34,097	—	85,969
CCL Products (India) Ltd.	10,642,173	—	—	10,642,173	—	(13,293)	386	36,915
R.E.A. Holdings PLC[1]	2,162,000	—	—	2,162,000	—	(1,195)	—	8,003
Milbon Co., Ltd.[8]	1,324,300	1,142,100	1,374,200	1,092,200	28,510	5,136	904	—
CLIO Cosmetics Co., Ltd.[8]	1,166,900	101,199	683,449	584,650	(13,421)	(2,249)	109	—
Morinaga & Co., Ltd.[8]	2,390,600	1,277,000	3,069,700	597,900	(43,208)	2,728	1,714	—
BWX Ltd.[4,8]	7,708,000	1,613,962	9,321,962	—	2,700	(5,305)	229	—
								538,142
Materials 1.12%
Allegheny Technologies Inc.[1,9]	129,700	6,485,600	—	6,615,300	—	19,073	—	195,482
Sirius Minerals PLC[1,3]	247,367,560	—	—	247,367,560	—	5,624	—	90,084
Scapa Group PLC	12,183,326	—	—	12,183,326	—	(582)	382	71,586
Navin Fluorine International Ltd.	—	3,202,000	—	3,202,000	—	(9,344)	308	30,487
Kenmare Resources PLC[1]	7,124,863	—	—	7,124,863	—	(8,956)	—	22,288
Nevada Copper Corp.[1]	—	96,960,000	48,480,000	48,480,000	—	(2,233)	—	19,893
Mayur Uniquoters Ltd.	—	3,660,000	—	3,660,000	—	(10,131)	58	18,600
Danakali Ltd.[1]	16,700,000	—	—	16,700,000	—	1,315	—	10,382
Excelsior Mining Corp.[1]	—	25,736,000	12,868,000	12,868,000	—	(733)	—	9,265
Hummingbird Resources PLC[1]	27,459,300	—	—	27,459,300	—	(4,250)	—	8,858
BlueJay Mining PLC[1,9]	25,800,000	19,209,091	—	45,009,091	—	(3,574)	—	8,682
Bacanora Lithium PLC[1,12]	8,573,925	—	—	8,573,925	—	(5,048)	—	3,855
Hudbay Minerals Inc.[8]	5,568,237	16,160,000	15,573,237	6,155,000	(46,525)	(12,546)	189	—
Kennady Diamonds Inc.[1,8]	2,557,952	—	2,557,952	—	—	(1,248)	—	—
Clearwater Paper Corp.[1,8]	990,000	325,800	1,315,800	—	(27,212)	(2,747)	—	—
Century Aluminum Co.[1,8,9]	1,332,000	3,536,000	4,868,000	—	(18,466)	3,485	—	—
								489,462
Energy 0.29%
Nine Energy Service, Inc.[1]	—	1,765,150	261,150	1,504,000	862	9,179	—	45,992
Savannah Petroleum PLC[1]	17,844,000	47,513,000	—	65,357,000	—	(3,295)	—	27,686
Independence Contract Drilling, Inc.[1]	2,955,645	68,952	116,540	2,908,057	126	3,372	—	14,366
San Leon Energy PLC[1]	32,348,000	—	—	32,348,000	—	1,727	—	10,667
Lekoil Ltd. (CDI)[1]	42,922,391	—	—	42,922,391	—	(968)	—	8,951
PetroTal Corp.[1]	—	34,775,000	—	34,775,000	—	1,577	—	8,077
Providence Resources PLC[1]	35,235,000	—	—	35,235,000	—	5,163	—	7,819
BNK Petroleum Inc.[1]	12,804,914	—	—	12,804,914	—	1,083	—	4,213
Source Energy Services Ltd.[1,8]	3,438,235	1,500,000	2,303,435	2,634,800	(6,420)	(10,672)	—	—
Tidewater Midstream and Infrastructure Ltd.[8]	24,334,000	—	24,334,000	—	(3,199)	(791)	563	—
Magnolia Oil & Gas Corp., Class A1,5,8	—	4,000,000	—	4,000,000	—	20,040	—	—
								127,771

12	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2018 (000)
Real estate 0.76%
WHA Corp. PCL	1,145,170,900	—	39,098,980	1,106,071,920	$357	$31,081	$4,966	$149,118
MGM Growth Properties LLC REIT, Class A	4,148,087	48,400	178,600	4,017,887	(78)	(2,813)	7,087	118,487
Purplebricks Group PLC[1,3]	21,151,800	302,700	3,548,824	17,905,676	(4,989)	(39,022)	—	53,491
Foxtons Group PLC[3]	—	17,881,785	—	17,881,785	—	784	—	12,399
Mahindra Lifespace Developers Ltd.[8]	2,696,725	—	2,696,725	—	(2,873)	3,411	236	—
								333,495
Telecommunication services 0.45%
Iridium Communications Inc.[1]	7,206,088	460,300	—	7,666,388	—	92,587	—	172,494
Iridium Communications Inc.[1,5]	—	636,132	—	636,132	—	9,258	—	14,313
Zegona Communications PLC	12,305,654	—	4,393,868	7,911,786	1,255	(5,662)	842	11,756
								198,563
Utilities 0.01%
Mytrah Energy Ltd.[1,4,11]	10,418,000	—	—	10,418,000	—	1,069	—	5,225
Total common stocks								8,959,608
Convertible stocks 0.00%
Telecommunication services 0.00%
Iridium Communications Inc., Series A, convertible preferred[5]	60,000	—	60,000	—	—	(1,399)	—	—
Health care 0.00%
Allakos Inc., Series B, 8.00% noncumulative[4]	—	2,522,736	2,522,736	—	—	—	—	—
Total convertible stocks								—
Preferred securities 0.00%
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%	96,000	—	—	96,000	—	(4)	12	132
Rights & warrants 0.00%
Real estate 0.00%
WHA Corp. PCL, warrants, expire 2020[1]	6,909,830	—	6,909,830	—	1,926	(1,958)	—	—
Health care 0.00%
Neovasc Inc., Class A, warrants, expire 2022[1,4]	—	2,829,037	2,800,747	28,290	—	—	—	—
Neovasc Inc., Class B, warrants, expire 2019[1,4]	—	2,829,037	2,829,037	—	—	—	—	—
Neovasc Inc., Class C, warrants, expire 2019[1,4]	—	808,489	808,489	—	—	—	—	—
								—
Energy 0.00%
Savannah Petroleum PLC, warrants, expire 2019[1,4]	—	21,698,000	—	21,698,000	—	523	—	523
Total rights & warrants								523
Total 20.42%					$437,735	$1,591,548	$89,810	$8,960,263

SMALLCAP World Fund	13

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $792,171,000, which represented 1.81% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $410,170,000, which represented .93% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,092,573,000, which represented 7.05% of the net assets of the fund.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,192,000, which represented less than .01% of the net assets of the fund.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Unaffiliated issuer at 9/30/2018.
[9]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2017; it was not publicly disclosed.
[10]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[11]	Value determined using significant unobservable inputs.
[12]	This security changed its name during the reporting period.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
MakeMyTrip Ltd., non-registered shares	5/2/2017	$3,312	$2,525	.01%
Other private placement securities	12/3/2013-5/23/2018	159,298	175,351	.39
Total private placement securities		$162,610	$177,876	.40%

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

USD/$ = U.S. dollars

See Notes to Financial Statements

14	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities
at September 30, 2018
	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $24,589,074)	$35,321,685
Affiliated issuers (cost: $6,051,766)	8,960,263	$44,281,948
Cash		23,074
Cash denominated in currencies other than U.S. dollars (cost: $5,017)		5,023
Receivables for:
Sales of investments	131,683
Sales of fund’s shares	44,332
Dividends and interest	30,471
Securities lending income	1,107
Other	2,891	210,484
		44,520,529
Liabilities:
Collateral for securities on loan		465,625
Unrealized depreciation on open forward currency contracts		923
Payables for:
Purchases of investments	100,806
Repurchases of fund’s shares	31,373
Investment advisory services	22,160
Services provided by related parties	9,910
Directors’ deferred compensation	4,679
Other	8,005	176,933
Net assets at September 30, 2018		$43,877,048

Net assets consist of:
Capital paid in on shares of capital stock		$27,881,225
Total distributable earnings		15,995,823
Net assets at September 30, 2018		$43,877,048

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (730,216 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$24,203,054	402,136		$60.19
Class C	806,941	15,332		52.63
Class T	12	—	*	60.35
Class F-1	769,626	12,941		59.47
Class F-2	4,458,819	73,017		61.07
Class F-3	1,856,368	30,663		60.54
Class 529-A	1,430,378	24,050		59.47
Class 529-C	230,271	4,296		53.60
Class 529-E	64,261	1,113		57.73
Class 529-T	13	—	*	60.32
Class 529-F-1	136,560	2,266		60.26
Class R-1	29,682	546		54.32
Class R-2	618,783	11,384		54.36
Class R-2E	23,752	399		59.52
Class R-3	852,002	14,791		57.60
Class R-4	894,600	14,983		59.71
Class R-5E	27,624	458		60.26
Class R-5	435,606	7,033		61.94
Class R-6	7,038,696	114,808		61.31

*	Amount less than one thousand.

See Notes to Financial Statements

SMALLCAP World Fund	15

Statement of operations
for the year ended September 30, 2018
	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $28,635; also includes $89,810 from affiliates)	$389,473
Interest	58,297
Securities lending income (net of fees)	1,846	$449,616
Fees and expenses*:
Investment advisory services	251,247
Distribution services	83,465
Transfer agent services	45,233
Administrative services	11,181
Reports to shareholders	1,785
Registration statement and prospectus	1,280
Directors’ compensation	1,116
Auditing and legal	315
Custodian	5,107
State and local taxes	2
Other	1,912
Total fees and expenses before waiver	402,643
Less investment advisory services waiver	18
Total fees and expenses after waiver		402,625
Net investment income		46,991

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,873):
Unaffiliated issuers	1,910,961
Affiliated issuers	437,735
Forward currency contracts	1,124
Currency transactions	(3,576)	2,346,244
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $5,610):
Unaffiliated issuers	966,582
Affiliated issuers	1,591,548
Forward currency contracts	1,348
Currency translations	1,742	2,561,220
Net realized gain and unrealized appreciation		4,907,464

Net increase in net assets resulting from operations		$4,954,455

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

16	SMALLCAP World Fund

Statements of changes in net assets
	(dollars in thousands)

	Year ended September 30
	2018	2017
Operations:
Net investment income	$46,991	$54,980
Net realized gain	2,346,244	1,921,566
Net unrealized appreciation	2,561,220	3,575,047
Net increase in net assets resulting from operations	4,954,455	5,551,593

Distributions paid to shareholders	(1,678,270)	(113,141)

Net capital share transactions	3,711,671	1,584,900

Total increase in net assets	6,987,856	7,023,352

Net assets:
Beginning of year	36,889,192	29,865,840
End of year	$43,877,048	$36,889,192

See Notes to Financial Statements

SMALLCAP World Fund	17

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

18	SMALLCAP World Fund

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

SMALLCAP World Fund	19

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,524,957	$67,732	$3,604	$7,596,293
Health care	7,415,944	106,769	21,707	7,544,420
Consumer discretionary	6,751,590	281	8,770	6,760,641
Industrials	5,620,587	—	—	5,620,587
Financials	3,940,004	—	—	3,940,004
Consumer staples	1,742,469	—	—	1,742,469
Materials	1,556,424	—	—	1,556,424
Energy	1,420,077	—	22,048	1,442,125
Real estate	605,714	—	—	605,714
Telecommunication services	365,351	—	—	365,351
Utilities	204,852	—	5,225	210,077
Miscellaneous	1,778,359	31,865	—	1,810,224
Preferred securities	132	—	41,833	41,965
Rights & warrants	302	573	981	1,856
Convertible stocks	—	—	88,782	88,782
Convertible bonds	—	18,042	10,000	28,042
Bonds, notes & other debt instruments	—	24,876	—	24,876
Short-term securities	465,625	4,436,473	—	4,902,098
Total	$39,392,387	$4,686,611	$202,950	$44,281,948

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(923)	$—	$(923)

*	Forward currency contracts are not included in the investment portfolio.

20	SMALLCAP World Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it

SMALLCAP World Fund	21

falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2018, the total value of securities on loan was $792,171,000, and the total value of collateral received was $829,825,000. Investment securities purchased from cash collateral of $465,625,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $272,532,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$923

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$1,124	Net unrealized appreciation on forward currency contracts	$1,348

Collateral — The fund participates in a collateral program due to securities lending and its use of forward currency contracts. For securities lending, the fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s summary investment portfolio. For forward currency contracts, the program calls for the fund to either receive or pledge highly liquid assets as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

22	SMALLCAP World Fund

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Bank of New York Mellon	$923	$—	$(923)	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2018, the fund reclassified $100,335,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

SMALLCAP World Fund	23

As of September 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$2,433,091
Post-October capital loss deferral	(80,354)
Gross unrealized appreciation on investments	15,215,992
Gross unrealized depreciation on investments	(1,565,278)
Net unrealized appreciation on investments	13,650,714
Cost of investments	30,164,685

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended September 30, 2018			Year ended September 30, 2017
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$—	$958,172	$958,172	$62,231		$—	$62,231
Class B1				—		—	—
Class C	—	39,880	39,880	—		—	—
Class T2	—	1	1	—		—	—
Class F-1	—	34,715	34,715	2,327		—	2,327
Class F-2	—	135,936	135,936	14,539		—	14,539
Class F-3[3]	—	59,643	59,643	—		—	—
Class 529-A	—	57,869	57,869	2,838		—	2,838
Class 529-B1				—		—	—
Class 529-C	—	11,429	11,429	—		—	—
Class 529-E	—	2,707	2,707	47		—	47
Class 529-T2	—	1	1	—		—	—
Class 529-F-1	—	5,141	5,141	445		—	445
Class R-1	—	1,387	1,387	—		—	—
Class R-2	—	29,788	29,788	—	[4]	—	—	[4]
Class R-2E	—	810	810	10		—	10
Class R-3	—	38,410	38,410	614		—	614
Class R-4	—	38,552	38,552	2,659		—	2,659
Class R-5E	—	546	546	61		—	61
Class R-5	—	14,962	14,962	2,157		—	2,157
Class R-6	—	248,321	248,321	25,213		—	25,213
Total	$—	$1,678,270	$1,678,270	$113,141		$—	$113,141

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Class F-3 shares began investment operations on January 27, 2017.
[4]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of average daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. On September 14, 2017, the fund’s board of directors approved an amended investment advisory and service agreement effective December 1, 2017, decreasing the annual rate to 0.592% on average daily net assets in excess of $34 billion. On August 30, 2018, the fund’s board of directors approved an amended investment advisory and service agreement effective December 1, 2018, decreasing the annual rate to 0.589% on average daily net assets in excess of $44 billion. CRMC voluntarily reduced investment advisory services fees to the approved rate in advance of the effective date of both amended agreements. For the year ended September 30, 2018, total investment advisory services fees waived by CRMC were $18,000. As a result, the fee of $251,247,000 shown on the statement of operations was reduced to $251,229,000, both of which were equivalent to an annualized rate of 0.617% of average daily net assets.

24	SMALLCAP World Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

SMALLCAP World Fund	25

For the year ended September 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$55,996	$32,291		$2,295		Not applicable
Class C	8,113	1,162		407		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,991	1,181		399		Not applicable
Class F-2	Not applicable	3,310		1,820		Not applicable
Class F-3	Not applicable	230		789		Not applicable
Class 529-A	3,023	1,721		679		$897
Class 529-C	2,492	343		127		168
Class 529-E	311	41		31		41
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	159		63		83
Class R-1	296	36		15		Not applicable
Class R-2	4,619	2,197		310		Not applicable
Class R-2E	124	43		10		Not applicable
Class R-3	4,275	1,337		428		Not applicable
Class R-4	2,225	914		446		Not applicable
Class R-5E	Not applicable	27		9		Not applicable
Class R-5	Not applicable	209		197		Not applicable
Class R-6	Not applicable	32		3,156		Not applicable
Total class-specific expenses	$83,465	$45,233		$11,181		$1,189

* Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $1,116,000 in the fund’s statement of operations reflects $496,000 in current fees (either paid in cash or deferred) and a net increase of $620,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2018.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2018.

26	SMALLCAP World Fund

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2018

Class A	$2,648,854	45,761		$943,781		17,036		$(2,611,319)	(45,260)	$981,316	17,537
Class C	124,431	2,448		39,653		813		(221,176)	(4,360)	(57,092)	(1,099)
Class T	—	—		—		—		—	—	—	—
Class F-1	193,896	3,389		34,362		627		(315,286)	(5,478)	(87,028)	(1,462)
Class F-2	1,785,354	30,344		131,832		2,350		(652,645)	(11,141)	1,264,541	21,553
Class F-3	746,957	12,889		58,070		1,045		(301,309)	(5,178)	503,718	8,756
Class 529-A	245,127	4,301		57,829		1,056		(174,163)	(3,039)	128,793	2,318
Class 529-C	27,941	540		11,426		230		(141,138)	(2,728)	(101,771)	(1,958)
Class 529-E	6,922	125		2,705		51		(9,233)	(166)	394	10
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	29,924	517		5,129		92		(21,261)	(368)	13,792	241
Class R-1	5,558	105		1,387		28		(9,278)	(177)	(2,333)	(44)
Class R-2	127,612	2,431		29,747		591		(208,083)	(3,991)	(50,724)	(969)
Class R-2E	11,863	209		810		15		(6,222)	(109)	6,451	115
Class R-3	179,101	3,246		38,386		722		(273,503)	(4,954)	(56,016)	(986)
Class R-4	171,216	2,998		38,492		700		(250,946)	(4,399)	(41,238)	(701)
Class R-5E	16,357	284		545		10		(2,662)	(46)	14,240	248
Class R-5	147,243	2,497		14,957		263		(186,528)	(3,176)	(24,328)	(416)
Class R-6	1,339,754	22,944		248,310		4,411		(369,109)	(6,319)	1,218,955	21,036
Total net increase (decrease)	$7,808,110	135,028		$1,657,422		30,040		$(5,753,861)	(100,889)	$3,711,671	64,179

Year ended September 30, 2017

Class A	$2,513,462	50,620		$61,097		1,328		$(3,188,353)	(64,488)	$(613,794)	(12,540)
Class B3	216	5		—		—		(23,207)	(538)	(22,991)	(533)
Class C	114,381	2,593		—	[2]	—	[2]	(253,475)	(5,734)	(139,094)	(3,141)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	188,437	3,823		2,293		50		(240,308)	(4,843)	(49,578)	(970)
Class F-2	1,779,366	35,601		13,853		298		(1,456,396)	(28,741)	336,823	7,158
Class F-3[5]	1,204,003	23,424		—		—		(80,405)	(1,517)	1,123,598	21,907
Class 529-A	121,526	2,480		2,833		62		(134,607)	(2,725)	(10,248)	(183)
Class 529-B3	14	—	[2]	—		—		(3,850)	(89)	(3,836)	(89)
Class 529-C	27,904	620		—	[2]	—	[2]	(47,078)	(1,044)	(19,174)	(424)
Class 529-E	5,095	107		47		1		(7,988)	(167)	(2,846)	(59)
Class 529-T4	10	—	[2]	—		—		—	—	10	— [2]
Class 529-F-1	21,407	433		448		10		(16,254)	(328)	5,601	115
Class R-1	4,831	106		—		—		(12,251)	(269)	(7,420)	(163)
Class R-2	123,788	2,717		—	[2]	—	[2]	(208,118)	(4,583)	(84,330)	(1,866)
Class R-2E	10,052	203		9		—	[2]	(2,311)	(47)	7,750	156
Class R-3	181,821	3,806		613		14		(251,813)	(5,278)	(69,379)	(1,458)
Class R-4	187,569	3,794		2,658		58		(219,379)	(4,458)	(29,152)	(606)
Class R-5E	10,471	222		61		2		(720)	(14)	9,812	210
Class R-5	85,715	1,684		2,156		46		(85,858)	(1,693)	2,013	37
Class R-6	1,563,452	30,707		25,212		542		(437,539)	(8,482)	1,151,125	22,767
Total net increase (decrease)	$8,143,530	162,945		$111,280		2,411		$(6,669,910)	(135,038)	$1,584,900	30,318

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

SMALLCAP World Fund	27

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,796,060,000 and $13,082,461,000, respectively, during the year ended September 30, 2018.

28	SMALLCAP World Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2018	$55.60	$.04	$7.05	$7.09	$—	$(2.50)	$(2.50)	$60.19	13.13%		$24,203		1.04%		1.04%		.06%
9/30/2017	47.24	.07	8.45	8.52	(.16)	—	(.16)	55.60	18.11		21,383		1.07		1.07		.14
9/30/2016	45.04	.04	4.99	5.03	—	(2.83)	(2.83)	47.24	11.72		18,762		1.10		1.10		.08
9/30/2015	48.66	.04	1.09	1.13	—	(4.75)	(4.75)	45.04	2.25		16,882		1.07		1.07		.08
9/30/2014	48.91	.01	2.17	2.18	—	(2.43)	(2.43)	48.66	4.43		16,857		1.07		1.07		.02
Class C:
9/30/2018	49.30	(.38)	6.21	5.83	—	(2.50)	(2.50)	52.63	12.23		807		1.83		1.83		(.74)
9/30/2017	42.08	(.29)	7.51	7.22	—	—	—	49.30	17.16		810		1.87		1.87		(.66)
9/30/2016	40.73	(.29)	4.47	4.18	—	(2.83)	(2.83)	42.08	10.82		824		1.90		1.90		(.73)
9/30/2015	44.77	(.32)	1.03	.71	—	(4.75)	(4.75)	40.73	1.45		847		1.87		1.87		(.73)
9/30/2014	45.54	(.36)	2.02	1.66	—	(2.43)	(2.43)	44.77	3.61		892		1.87		1.87		(.79)
Class T:
9/30/2018	55.64	.15	7.06	7.21	—	(2.50)	(2.50)	60.35	13.36	[4]	—	[5]	.85	[4]	.85	[4]	.25 [4]
9/30/2017[6,7]	49.61	.13	5.90	6.03	—	—	—	55.64	12.15	[4,8]	—	[5]	.42	[4,8]	.42	[4,8]	.25 [4,8]
Class F-1:
9/30/2018	55.00	— [9]	6.97	6.97	—	(2.50)	(2.50)	59.47	13.06		770		1.09		1.09		.01
9/30/2017	46.74	.05	8.36	8.41	(.15)	—	(.15)	55.00	18.06		792		1.10		1.10		.11
9/30/2016	44.60	.03	4.94	4.97	—	(2.83)	(2.83)	46.74	11.69		718		1.11		1.11		.07
9/30/2015	48.23	.04	1.08	1.12	—	(4.75)	(4.75)	44.60	2.25		662		1.07		1.07		.08
9/30/2014	48.51	—	2.15	2.15	—	(2.43)	(2.43)	48.23	4.42		624		1.09		1.09		—
Class F-2:
9/30/2018	56.24	.20	7.13	7.33	—	(2.50)	(2.50)	61.07	13.41		4,459		.78		.78		.34
9/30/2017	47.80	.19	8.54	8.73	(.29)	—	(.29)	56.24	18.40		2,894		.82		.82		.38
9/30/2016	45.42	.16	5.05	5.21	—	(2.83)	(2.83)	47.80	12.03		2,118		.82		.82		.36
9/30/2015	48.92	.17	1.08	1.25	—	(4.75)	(4.75)	45.42	2.50		1,487		.82		.82		.35
9/30/2014	49.03	.15	2.17	2.32	—	(2.43)	(2.43)	48.92	4.72		1,208		.81		.81		.31
Class F-3:
9/30/2018	55.74	.24	7.06	7.30	—	(2.50)	(2.50)	60.54	13.49		1,856		.71		.71		.41
9/30/2017[6,10]	47.93	.25	7.56	7.81	—	—	—	55.74	16.30	[8]	1,221		.71	[11]	.71	[11]	.70 [11]
Class 529-A:
9/30/2018	55.01	— [9]	6.96	6.96	—	(2.50)	(2.50)	59.47	13.05		1,430		1.11		1.11		— [12]
9/30/2017	46.74	.04	8.36	8.40	(.13)	—	(.13)	55.01	18.03		1,195		1.13		1.13		.08
9/30/2016	44.63	— [9]	4.94	4.94	—	(2.83)	(2.83)	46.74	11.64		1,024		1.17		1.17		— [12]
9/30/2015	48.29	—	1.09	1.09	—	(4.75)	(4.75)	44.63	2.16		943		1.15		1.15		—
9/30/2014	48.59	(.03)	2.16	2.13	—	(2.43)	(2.43)	48.29	4.37		933		1.15		1.15		(.05)

See end of table for footnotes.

SMALLCAP World Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2018	$50.18	$(.42)	$6.34	$5.92	$—	$(2.50)	$(2.50)	$53.60	12.19%		$230		1.88%		1.88%		(.81)%
9/30/2017	42.85	(.32)	7.65	7.33	—	—	—	50.18	17.11		314		1.91		1.91		(.70)
9/30/2016	41.45	(.31)	4.54	4.23	—	(2.83)	(2.83)	42.85	10.78		286		1.96		1.96		(.78)
9/30/2015	45.50	(.35)	1.05	.70	—	(4.75)	(4.75)	41.45	1.37		274		1.93		1.93		(.78)
9/30/2014	46.27	(.40)	2.06	1.66	—	(2.43)	(2.43)	45.50	3.53		280		1.94		1.94		(.85)
Class 529-E:
9/30/2018	53.57	(.12)	6.78	6.66	—	(2.50)	(2.50)	57.73	12.82		64		1.32		1.32		(.22)
9/30/2017	45.53	(.06)	8.14	8.08	(.04)	—	(.04)	53.57	17.77		59		1.35		1.35		(.13)
9/30/2016	43.63	(.09)	4.82	4.73	—	(2.83)	(2.83)	45.53	11.39		53		1.38		1.38		(.21)
9/30/2015	47.41	(.11)	1.08	.97	—	(4.75)	(4.75)	43.63	1.95		49		1.38		1.38		(.23)
9/30/2014	47.87	(.14)	2.11	1.97	—	(2.43)	(2.43)	47.41	4.10		49		1.39		1.39		(.30)
Class 529-T:
9/30/2018	55.63	.13	7.06	7.19	—	(2.50)	(2.50)	60.32	13.30	[4]	—	[5]	.88	[4]	.88	[4]	.22 [4]
9/30/2017[6,7]	49.61	.12	5.90	6.02	—	—	—	55.63	12.13	[4,8]	—	[5]	.45	[4,8]	.45	[4,8]	.22 [4,8]
Class 529-F-1:
9/30/2018	55.58	.13	7.05	7.18	—	(2.50)	(2.50)	60.26	13.31		136		.89		.89		.22
9/30/2017	47.23	.15	8.43	8.58	(.23)	—	(.23)	55.58	18.26		113		.92		.92		.30
9/30/2016	44.98	.09	4.99	5.08	—	(2.83)	(2.83)	47.23	11.85		90		.96		.96		.22
9/30/2015	48.53	.11	1.09	1.20	—	(4.75)	(4.75)	44.98	2.42		83		.93		.93		.22
9/30/2014	48.73	.08	2.15	2.23	—	(2.43)	(2.43)	48.53	4.57		80		.94		.94		.16
Class R-1:
9/30/2018	50.79	(.38)	6.41	6.03	—	(2.50)	(2.50)	54.32	12.26		30		1.81		1.81		(.72)
9/30/2017	43.34	(.29)	7.74	7.45	—	—	—	50.79	17.19		30		1.83		1.83		(.63)
9/30/2016	41.85	(.28)	4.60	4.32	—	(2.83)	(2.83)	43.34	10.89		33		1.85		1.85		(.68)
9/30/2015	45.85	(.31)	1.06	.75	—	(4.75)	(4.75)	41.85	1.48		36		1.82		1.82		(.68)
9/30/2014	46.56	(.35)	2.07	1.72	—	(2.43)	(2.43)	45.85	3.66		39		1.82		1.82		(.74)
Class R-2:
9/30/2018	50.82	(.37)	6.41	6.04	—	(2.50)	(2.50)	54.36	12.28		619		1.79		1.79		(.70)
9/30/2017	43.35	(.27)	7.74	7.47	—	—	—	50.82	17.23		628		1.80		1.80		(.60)
9/30/2016	41.85	(.27)	4.60	4.33	—	(2.83)	(2.83)	43.35	10.89		616		1.84		1.84		(.67)
9/30/2015	45.84	(.29)	1.05	.76	—	(4.75)	(4.75)	41.85	1.53		632		1.79		1.79		(.65)
9/30/2014	46.56	(.35)	2.06	1.71	—	(2.43)	(2.43)	45.84	3.64		689		1.83		1.83		(.75)
Class R-2E:
9/30/2018	55.26	(.22)	6.98	6.76	—	(2.50)	(2.50)	59.52	12.61		24		1.50		1.50		(.38)
9/30/2017	47.07	(.14)	8.40	8.26	(.07)	—	(.07)	55.26	17.57		16		1.51		1.51		(.27)
9/30/2016	45.04	(.08)	4.94	4.86	—	(2.83)	(2.83)	47.07	11.32		6		1.51		1.51		(.20)
9/30/2015	48.67	.01	1.11	1.12	—	(4.75)	(4.75)	45.04	2.23	[4]	—	[5]	1.26	[4]	1.26	[4]	.01 [4]
9/30/2014[6,13]	50.83	(.01)	(2.15)	(2.16)	—	—	—	48.67	(4.25)[4,8]		—	[5]	.08	[4,8]	.08	[4,8]	(.01)[4,8]

30	SMALLCAP World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
9/30/2018	$53.47	$(.14)	$6.77	$6.63	$—	$(2.50)	$(2.50)	$57.60	12.79%		$852		1.35%		1.35%		(.25)%
9/30/2017	45.45	(.07)	8.13	8.06	(.04)	—	(.04)	53.47	17.74		844		1.35		1.35		(.14)
9/30/2016	43.56	(.09)	4.81	4.72	—	(2.83)	(2.83)	45.45	11.41		783		1.39		1.39		(.22)
9/30/2015	47.34	(.10)	1.07	.97	—	(4.75)	(4.75)	43.56	1.93		776		1.37		1.37		(.22)
9/30/2014	47.79	(.14)	2.12	1.98	—	(2.43)	(2.43)	47.34	4.12		811		1.39		1.39		(.30)
Class R-4:
9/30/2018	55.18	.03	7.00	7.03	—	(2.50)	(2.50)	59.71	13.13		894		1.04		1.04		.05
9/30/2017	46.89	.08	8.38	8.46	(.17)	—	(.17)	55.18	18.12		865		1.05		1.05		.17
9/30/2016	44.71	.04	4.97	5.01	—	(2.83)	(2.83)	46.89	11.76		764		1.07		1.07		.10
9/30/2015	48.33	.05	1.08	1.13	—	(4.75)	(4.75)	44.71	2.27		715		1.05		1.05		.10
9/30/2014	48.59	.02	2.15	2.17	—	(2.43)	(2.43)	48.33	4.46		727		1.06		1.06		.03
Class R-5E:
9/30/2018	55.55	.18	7.03	7.21	—	(2.50)	(2.50)	60.26	13.38		28		.84		.84		.31
9/30/2017	47.30	.18	8.42	8.60	(.35)	—	(.35)	55.55	18.33		12		.84		.84		.36
9/30/2016[6,14]	47.09	.12	2.92	3.04	—	(2.83)	(2.83)	47.30	7.01	[8]	—	[5]	.96	[11]	.95	[11]	.32 [11]
Class R-5:
9/30/2018	56.99	.21	7.24	7.45	—	(2.50)	(2.50)	61.94	13.46		436		.75		.75		.36
9/30/2017	48.40	.24	8.64	8.88	(.29)	—	(.29)	56.99	18.48		424		.75		.75		.47
9/30/2016	45.94	.18	5.11	5.29	—	(2.83)	(2.83)	48.40	12.09		359		.77		.77		.41
9/30/2015	49.39	.20	1.10	1.30	—	(4.75)	(4.75)	45.94	2.57		474		.75		.75		.40
9/30/2014	49.46	.15	2.21	2.36	—	(2.43)	(2.43)	49.39	4.78		452		.76		.76		.29
Class R-6:
9/30/2018	56.40	.25	7.16	7.41	—	(2.50)	(2.50)	61.31	13.53		7,039		.69		.69		.42
9/30/2017	47.93	.26	8.54	8.80	(.33)	—	(.33)	56.40	18.51		5,289		.70		.70		.51
9/30/2016	45.49	.21	5.06	5.27	—	(2.83)	(2.83)	47.93	12.15		3,403		.71		.71		.48
9/30/2015	48.93	.22	1.09	1.31	—	(4.75)	(4.75)	45.49	2.63		2,269		.71		.71		.45
9/30/2014	49.00	.21	2.15	2.36	—	(2.43)	(2.43)	48.93	4.82		1,859		.71		.71		.41

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	35%	32%	29%	33%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Amount less than $.01.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Amount less than .01%.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

SMALLCAP World Fund	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

November 8, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

32	SMALLCAP World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2018, through September 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMALLCAP World Fund	33

	Beginning account value 4/1/2018	Ending account value 9/30/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,064.40	$5.38	1.04%
Class A – assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class C – actual return	1,000.00	1,060.23	9.40	1.82
Class C – assumed 5% return	1,000.00	1,015.94	9.20	1.82
Class T – actual return	1,000.00	1,065.48	4.35	.84
Class T – assumed 5% return	1,000.00	1,020.86	4.26	.84
Class F-1 – actual return	1,000.00	1,064.04	5.59	1.08
Class F-1 – assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class F-2 – actual return	1,000.00	1,065.62	4.04	.78
Class F-2 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class F-3 – actual return	1,000.00	1,066.23	3.63	.70
Class F-3 – assumed 5% return	1,000.00	1,021.56	3.55	.70
Class 529-A – actual return	1,000.00	1,064.04	5.74	1.11
Class 529-A – assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class 529-C – actual return	1,000.00	1,060.10	9.61	1.86
Class 529-C – assumed 5% return	1,000.00	1,015.74	9.40	1.86
Class 529-E – actual return	1,000.00	1,062.98	6.83	1.32
Class 529-E – assumed 5% return	1,000.00	1,018.45	6.68	1.32
Class 529-T – actual return	1,000.00	1,065.20	4.56	.88
Class 529-T – assumed 5% return	1,000.00	1,020.66	4.46	.88
Class 529-F-1 – actual return	1,000.00	1,065.22	4.56	.88
Class 529-F-1 – assumed 5% return	1,000.00	1,020.66	4.46	.88
Class R-1 – actual return	1,000.00	1,060.33	9.35	1.81
Class R-1 – assumed 5% return	1,000.00	1,015.99	9.15	1.81
Class R-2 – actual return	1,000.00	1,060.45	9.19	1.78
Class R-2 – assumed 5% return	1,000.00	1,016.14	9.00	1.78
Class R-2E – actual return	1,000.00	1,061.90	7.70	1.49
Class R-2E – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-3 – actual return	1,000.00	1,062.72	6.93	1.34
Class R-3 – assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class R-4 – actual return	1,000.00	1,064.33	5.38	1.04
Class R-4 – assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class R-5E – actual return	1,000.00	1,065.58	4.30	.83
Class R-5E – assumed 5% return	1,000.00	1,020.91	4.20	.83
Class R-5 – actual return	1,000.00	1,065.93	3.83	.74
Class R-5 – assumed 5% return	1,000.00	1,021.36	3.75	.74
Class R-6 – actual return	1,000.00	1,066.24	3.57	.69
Class R-6 – assumed 5% return	1,000.00	1,021.61	3.50	.69

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

34	SMALLCAP World Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2018:

Foreign taxes	$0.04 per share
Foreign source income	$0.48 per share
Long-term capital gains	$1,695,765,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

SMALLCAP World Fund	35

Approval of Investment Advisory and Service Agreement

SMALLCAP World Fund, Inc.’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2019. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $44 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to provide long-term growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes and an average, including the MSCI All Country World Small Cap Index, Lipper Global Small-/Mid-Cap Funds Index and Lipper Global Small-/Mid-Cap Funds Average. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placing greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to or in line with the results of these indexes for all time periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses included in the Lipper Global Small-/Mid-Cap Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

36	SMALLCAP World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

SMALLCAP World Fund	37

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38	SMALLCAP World Fund

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SMALLCAP World Fund	39

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40	SMALLCAP World Fund

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SMALLCAP World Fund	41

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2008	Founder and President, MAD Ink (communications company) former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2000	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holding, Inc. (food manufacturing)	3	None
Christopher E. Stone, 1956	2007	Former President, Open Society Foundations	6	None

Ronald P. Badie and William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Badie and Mr. Kling for their wise counsel, outstanding service and dedication to the fund.

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Jonathan Knowles, PhD, 1961 Co-President and Director	2000	Partner — Capital World Investors, Capital International, Inc.[7]	1	None
Gregory W. Wendt, 1961 Co-President and Director	1992	Partner — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	SMALLCAP World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Julian N. Abdey, 1972 Co-President	2014	Partner — Capital International Investors, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Brady L. Enright, 1967 Senior Vice President	2004	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
J. Blair Frank, 1966 Senior Vice President	1999	Partner — Capital Research Global Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Peter Eliot, 1971 Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company
Bradford F. Freer, 1969 Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company
Rosalyn Hongsaranagon, 1979 Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Aidan W. O’Connell, 1968 Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2018	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, except Julian N. Abdey, J. Blair Frank and Rosalyn Hongsaranagon are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

SMALLCAP World Fund	43

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street
Los Angeles, CA 90071-1406

44	SMALLCAP World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2018, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright© 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	SCWF

Registrant:
a) Audit Fees:
2017	$167,000
2018	$143,000

b) Audit-Related Fees:
2017	$7,000
2018	$28,000

c) Tax Fees:
2017	$27,000
2018	$43,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,161,000
2018	$1,230,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,387,000 for fiscal year 2017 and $1,305,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®
Investment portfolio
September 30, 2018
Common stocks 89.33% Information technology 17.31%	Shares	Value (000)
RingCentral, Inc., Class A1	4,480,200	$416,883
Paycom Software, Inc.[1]	2,477,734	385,065
Square, Inc., Class A1	2,450,730	242,647
Bottomline Technologies (de), Inc.[1,2]	2,808,000	204,170
Alarm.Com Holdings, Inc.[1,2]	3,249,000	186,493
Yext, Inc.[1,2]	7,625,428	180,723
Alteryx, Inc., Class A1	2,980,433	170,511
Zebra Technologies Corp., Class A1	949,300	167,865
DocuSign, Inc.[1,3]	1,739,000	91,419
DocuSign, Inc.[1,4,5]	1,370,654	67,732
AAC Technologies Holdings Inc.	15,314,500	159,046
MINDBODY, Inc., Class A1	3,818,600	155,226
Talend SA (ADR)[1,2]	2,216,455	154,576
Qorvo, Inc.[1]	1,947,204	149,720
WiseTech Global Ltd.	9,204,000	146,967
EPAM Systems, Inc.[1]	970,994	133,706
Halma PLC	6,749,967	127,130
MongoDB, Inc., Class A1,3	1,545,188	126,010
Wix.com Ltd.[1]	1,036,000	124,009
Vanguard International Semiconductor Corp.	54,553,575	121,496
SimCorp AS	1,401,470	121,319
SPS Commerce, Inc.[1,2]	1,159,000	115,019
Acacia Communications, Inc.[1,2,3]	2,585,240	106,951
Viavi Solutions Inc.[1]	9,300,000	105,462
Takeaway.com NV1	1,422,100	91,968
Takeaway.com NV1	200,000	12,934
Mellanox Technologies, Ltd.[1]	1,384,000	101,655
Mercari, Inc.[1,3]	2,979,860	98,481
InterXion Holding NV, non-registered shares[1]	1,440,000	96,912
Inphi Corp.[1,2,3]	2,532,699	96,192
Blackbaud, Inc.	942,500	95,645
Ceridian HCM Holding Inc.[1,3]	2,263,631	95,140
Netcompany Group AS, non-registered shares[1,2]	2,631,826	94,654
Bechtle AG, non-registered shares	907,246	92,116
VTech Holdings Ltd.	7,858,500	90,748
Douzone Bizon Co., Ltd.[2]	1,636,408	90,137
Carel Industries SpA[1,2]	7,370,849	84,390
Quotient Technology Inc.[1,2]	5,311,667	82,331
MercadoLibre, Inc.	238,100	81,066
Lumentum Holdings Inc.[1]	1,352,100	81,058
Cree, Inc.[1]	2,109,914	79,902
Tenable Holdings, Inc.[1,3]	1,988,500	77,313
Hamamatsu Photonics KK	1,916,930	76,343
CDW Corp.	850,000	75,582
Kingdee International Software Group Co. Ltd.[3]	69,416,889	75,550
Smartsheet Inc., Class A1,3	2,196,103	68,650
SUNeVision Holdings Ltd.[3]	101,554,000	68,366
SMALLCAP World Fund — Page 1 of 17

Common stocks Information technology (continued)	Shares	Value (000)
Topcon Corp.	3,562,510	$65,029
Coupa Software Inc.[1]	799,000	63,201
Endurance International Group Holdings, Inc.[1]	6,992,277	61,532
eMemory Technology Inc.[2]	5,992,000	56,912
Autodesk, Inc.[1]	360,000	56,200
Dolby Laboratories, Inc., Class A	800,000	55,976
Bravura Solutions Ltd.[2]	17,125,000	54,591
Globant SA1	901,800	53,197
Versum Materials, Inc.	1,429,190	51,465
Yandex NV, Class A1	1,530,000	50,322
JENOPTIK AG	1,295,000	47,723
Verint Systems Inc.[1]	923,000	46,242
Cognex Corp.	800,000	44,656
Nemetschek SE	304,700	44,575
Temenos AG	270,000	43,799
Okta, Inc., Class A1	581,800	40,935
WIN Semiconductors Corp.	9,049,358	39,863
CANCOM SE, non-registered shares	850,000	38,410
Trimble Inc.[1]	840,000	36,506
Care.com, Inc.[1,2]	1,642,963	36,326
Siltronic AG	294,000	35,995
Zendesk, Inc.[1]	492,500	34,967
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H1,3	11,134,000	34,632
Semtech Corp.[1]	620,000	34,472
BlackLine, Inc.[1]	595,000	33,600
TravelSky Technology Ltd., Class H	12,886,000	33,497
Cypress Semiconductor Corp.	2,200,000	31,878
Silicon Laboratories Inc.[1]	341,000	31,304
Integrated Device Technology, Inc.[1]	650,000	30,556
ASM Pacific Technology Ltd.	2,902,300	29,548
X-FAB Silicon Foundries SE1	3,766,519	29,081
Mitel Networks Corp.[1]	2,500,000	27,550
Kingboard Holdings Ltd.	8,260,000	26,959
AIXTRON SE1	2,434,518	24,648
Zillow Group, Inc., Class C, nonvoting[1]	525,000	23,231
Moneysupermarket.com Group PLC	6,195,000	22,520
Money Forward, Inc.[1]	502,552	22,337
Megaport Ltd.[1,2,3]	7,476,000	20,373
MACOM Technology Solutions Holdings, Inc.[1,3]	925,000	19,055
Ultimate Software Group, Inc.[1]	55,700	17,946
Avalara, Inc.[1,3]	500,000	17,465
Datalex PLC[2]	6,106,000	17,227
Veeco Instruments Inc.[1]	1,490,000	15,272
RIB Software SE	714,155	15,149
Finisar Corp.[1]	755,000	14,383
WANdisco PLC[1]	1,615,173	13,473
j2 Global, Inc.	160,000	13,256
TOTVS SA, ordinary nominative	2,000,000	12,430
Humanica PCL[2]	34,600,000	11,983
YY Inc., Class A (ADR)[1]	134,000	10,039
iEnergizer Ltd.[1]	7,650,500	8,227
Nissha Co., Ltd.[3]	335,000	6,537
Gogo Inc.[1,3]	1,205,000	6,254
Lagercrantz Group AB, Class B1	526,377	5,212
AGTech Holdings Ltd.[1,3]	54,552,000	4,181
SMALLCAP World Fund — Page 2 of 17

Common stocks Information technology (continued)	Shares	Value (000)
Domo, Inc., Class B1,4,5,6	197,669	$3,604
Matrimony.com Ltd.	416,421	2,714
		7,596,293
Health care 17.19%
Molina Healthcare, Inc.[1,2]	4,022,587	598,159
GW Pharmaceuticals PLC (ADR)[1,2]	2,250,346	388,725
Insulet Corp.[1,2]	3,633,423	384,961
Bluebird Bio, Inc.[1]	1,996,870	291,543
Integra LifeSciences Holdings Corp.[1]	3,265,258	215,083
Centene Corp.[1]	1,459,439	211,298
DexCom, Inc.[1]	1,317,900	188,512
Glaukos Corp.[1,2]	2,820,000	183,018
WellCare Health Plans, Inc.[1]	513,000	164,411
WuXi Biologics (Cayman) Inc.[1,3]	16,103,508	162,818
Haemonetics Corp.[1]	1,378,500	157,949
Madrigal Pharmaceuticals, Inc.[1]	732,647	156,882
CONMED Corp.[2]	1,920,000	152,102
Ultragenyx Pharmaceutical Inc.[1]	1,964,870	149,998
iRhythm Technologies, Inc.[1,2]	1,571,200	148,730
Allakos Inc.[1,2,4,5]	2,018,188	81,718
Allakos Inc.[1,2,3]	1,124,660	50,599
Evolent Health, Inc., Class A1,2	4,505,000	127,942
Fisher & Paykel Healthcare Corp. Ltd.	12,260,000	122,304
NovoCure Ltd.[1]	2,265,311	118,702
Wright Medical Group NV1	4,063,557	117,924
Diplomat Pharmacy, Inc.[1,2]	5,930,624	115,113
PRA Health Sciences, Inc.[1]	943,200	103,931
Sysmex Corp.	1,204,758	103,701
Illumina, Inc.[1]	280,200	102,850
Adaptimmune Therapeutics PLC (ADR)[1,2,3]	7,186,700	97,452
Galapagos NV1	840,989	95,124
Nakanishi Inc.	4,312,700	89,731
Notre Dame Intermedica Participacoes SA1	13,076,429	85,383
Fleury SA, ordinary nominative[2]	16,147,000	85,162
NuVasive, Inc.[1]	1,166,000	82,763
AnaptysBio, Inc.[1]	814,500	81,263
Rubius Therapeutics, Inc.[1]	2,306,000	55,344
Rubius Therapeutics, Inc.[1,4,5]	1,172,792	25,051
Natera, Inc.[1,2]	3,215,580	76,981
CryoLife, Inc.[1,2]	2,157,251	75,935
Vitrolife AB	5,002,795	73,437
Teladoc Health, Inc.[1]	825,000	71,239
Tabula Rasa HealthCare, Inc.[1]	872,488	70,837
Exact Sciences Corp.[1]	890,000	70,239
China Biologic Products Holdings, Inc.[1]	876,600	70,128
Editas Medicine, Inc.[1]	2,184,000	69,495
Neurocrine Biosciences, Inc.[1]	558,000	68,606
Hikma Pharmaceuticals PLC	2,750,100	66,313
Sartorius AG, nonvoting preferred, non-registered shares	395,000	64,114
NuCana PLC (ADR)[1,2,3]	2,542,628	63,362
Encompass Health Corp.	801,400	62,469
athenahealth, Inc.[1]	459,000	61,322
Dechra Pharmaceuticals PLC	2,105,604	59,774
CellaVision AB, non-registered shares[2]	1,908,123	58,184
SMALLCAP World Fund — Page 3 of 17

Common stocks Health care (continued)	Shares	Value (000)
Flexion Therapeutics, Inc.[1,2,3]	3,002,700	$56,181
G1 Therapeutics, Inc.[1]	1,066,000	55,741
BioMarin Pharmaceutical Inc.[1]	531,500	51,540
ImmunoGen, Inc.[1]	5,433,000	51,451
Osstem Implant Co., Ltd.[1,2]	1,142,821	50,019
Pacific Biosciences of California, Inc.[1,2]	8,843,303	47,842
MorphoSys AG, non-registered shares[1]	427,875	45,754
Incyte Corp.[1]	640,000	44,211
Penumbra, Inc.[1]	265,244	39,707
Genomma Lab Internacional, SAB de CV, Series B1	44,353,000	38,845
Revance Therapeutics, Inc.[1]	1,550,000	38,518
Divi’s Laboratories Ltd.	2,124,952	38,427
Ironwood Pharmaceuticals, Inc., Class A1	2,030,000	37,474
Abcam PLC	1,900,000	35,463
QIAGEN NV1	932,871	35,309
Autolus Therapeutics PLC (ADR)[1,3]	1,100,000	33,176
Hologic, Inc.[1]	800,000	32,784
Carl Zeiss Meditec AG, non-registered shares	368,406	31,011
Agios Pharmaceuticals, Inc.[1]	371,400	28,642
Bausch Health Companies Inc.[1]	1,100,000	28,237
Intercept Pharmaceuticals, Inc.[1]	213,137	26,932
Gerresheimer AG, non-registered shares	310,000	26,185
Genmab A/S1	165,000	25,946
Xenon Pharmaceuticals Inc.[1,2]	1,900,900	25,092
Ambu AS, Class B, non-registered shares	1,036,500	24,900
Acerta Pharma BV1,4,6,7	195,556,815	21,707
Krka, dd, Novo mesto	335,262	21,409
Grifols, SA, Class B (ADR)	616,400	13,173
Grifols, SA, Class A, non-registered shares	270,000	7,605
TESARO, Inc.[1,3]	521,000	20,324
Clovis Oncology, Inc.[1]	652,000	19,149
AMN Healthcare Services, Inc.[1]	350,000	19,145
Spark Therapeutics, Inc.[1,3]	346,020	18,875
Mesoblast Ltd.[1,3]	11,435,497	17,772
Mesoblast Ltd. (ADR)[1,3]	80,000	653
Unity Biotechnology, Inc.[1,3]	1,035,000	16,860
Alnylam Pharmaceuticals, Inc.[1]	137,700	12,052
Nevro Corp.[1]	160,000	9,120
Capio AB	1,348,000	7,690
NantKwest, Inc.[1,3]	1,887,290	6,983
Neovasc Inc.[1,2]	1,346,592	3,663
Neovasc Inc. (CAD denominated)[1,2]	62,946	172
		7,544,420
Consumer discretionary 15.41%
Domino’s Pizza, Inc.	791,161	233,234
Planet Fitness, Inc., Class A1	4,148,011	224,117
Dollarama Inc.	6,015,000	189,487
Evolution Gaming Group AB2	2,652,021	189,038
GVC Holdings PLC	15,261,694	182,709
Ocado Group PLC[1]	14,078,000	164,997
Five Below, Inc.[1]	1,166,402	151,702
Strategic Education, Inc.	1,068,970	146,481
Seria Co., Ltd.[2,3]	4,138,791	146,435
Lions Gate Entertainment Corp., Class A3	3,115,197	75,980
SMALLCAP World Fund — Page 4 of 17

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Lions Gate Entertainment Corp., Class B	2,705,320	$63,034
Hilton Grand Vacations Inc.[1]	4,027,883	133,323
At Home Group Inc.[1,2]	3,878,873	122,301
Belmond Ltd., Class A1	6,498,000	118,588
Entertainment One Ltd.	21,220,339	114,285
ASOS PLC[1]	1,491,741	112,033
Nien Made Enterprise Co., Ltd.	13,493,000	105,618
MakeMyTrip Ltd., non-registered shares[1,2]	3,592,051	98,602
MakeMyTrip Ltd., non-registered shares[1,2,7]	92,000	2,525
Tailored Brands, Inc.[2]	3,981,850	100,303
Pool Corp.	594,000	99,127
zooplus AG, non-registered shares[1,2]	560,634	97,443
TopBuild Corp.[1]	1,682,000	95,571
Melco International Development Ltd.	46,191,000	92,283
Moncler SpA	2,120,000	91,319
Casio Computer Co., Ltd.[3]	5,139,500	84,000
Gentex Corp.	3,909,134	83,890
Ace Hardware Indonesia Tbk PT	855,750,000	82,695
Spin Master Corp., subordinate voting shares[1]	2,069,400	82,061
Grand Canyon Education, Inc.[1]	720,000	81,216
Domino’s Pizza Group PLC	22,017,815	80,182
Ollie’s Bargain Outlet Holdings, Inc.[1]	815,000	78,322
Endurance Technologies Ltd.	4,213,890	77,090
Paddy Power Betfair PLC	886,052	75,613
Jumbo SA	5,028,161	74,726
Mattel, Inc.[3]	4,548,100	71,405
Cedar Fair, LP	1,346,000	70,100
Caesars Entertainment Corp.[1]	6,811,460	69,817
Maisons du Monde SA2	2,374,914	69,321
Cairn Homes PLC[1]	39,415,000	67,271
Sleep Country Canada Holdings Inc.[2]	3,011,968	67,251
Signet Jewelers Ltd.	1,000,000	65,930
World Wrestling Entertainment, Inc., Class A	672,000	65,003
Dillard’s, Inc., Class A (USA)[3]	823,500	62,866
Brunello Cucinelli SpA	1,608,281	62,648
Delta Corp Ltd.[2]	21,407,238	61,898
Dine Brands Global, Inc.	741,799	60,316
Samsonite International SA	16,106,700	59,667
Xinyi Glass Holdings Ltd.	44,311,000	55,981
Adtalem Global Education Inc.[1]	1,157,000	55,767
Vivo Energy Plc	32,067,387	53,951
Canada Goose Holdings Inc., subordinate voting (CAD denominated)[1,3]	828,000	53,335
Cavco Industries, Inc.[1]	204,000	51,612
Floor & Decor Holdings, Inc., Class A1	1,690,000	50,987
KB Home	2,117,000	50,617
Lennar Corp., Class A	1,058,458	49,419
Lennar Corp., Class B	21,169	815
Eros International PLC, Class A1,3	3,903,254	47,034
Eros International PLC, Class A1,5	216,500	2,609
Cie. Plastic Omnium SA	1,295,995	48,873
Page Industries Ltd.	102,500	46,499
Texas Roadhouse, Inc.	637,440	44,168
Entercom Communications Corp., Class A3	5,460,000	43,134
Taiwan Paiho Ltd.[2]	20,561,000	40,808
POYA International Co., Ltd.	4,011,267	36,522
SMALLCAP World Fund — Page 5 of 17

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Lands’ End, Inc.[1,2,3]	2,061,232	$36,175
Six Flags Entertainment Corp.	500,000	34,910
Man Wah Holdings Ltd.[3]	56,100,400	33,610
Vail Resorts, Inc.	116,753	32,039
Nokian Renkaat Oyj	775,000	31,754
National Vision Holdings, Inc.[1]	702,500	31,711
Beauty Community PCL, foreign registered	83,835,000	31,367
Chow Sang Sang Holdings International Ltd.	15,940,000	31,317
Toll Brothers, Inc.	935,000	30,883
Kindred Group PLC (SDR)	2,635,000	29,589
Countryside Properties PLC	6,455,754	29,131
Shop Apotheke Europe NV, non-registered shares[1]	572,857	28,866
Daily Mail and General Trust PLC, Class A, nonvoting	2,971,000	27,184
Zhongsheng Group Holdings Ltd.[3]	11,153,500	27,156
M.D.C. Holdings, Inc.	895,860	26,500
Kyoritsu Maintenance Co., Ltd.[3]	621,400	26,279
Greggs PLC	1,877,800	25,821
Momo.com Inc.	4,244,000	24,672
IMAX Corp.[1]	940,000	24,252
ServiceMaster Global Holdings, Inc.[1]	390,000	24,192
CVC Brasil Operadora e Agência de Viagens SA, ordinary nominative	2,250,000	24,129
Hyundai Wia Corp.	632,000	24,129
Century Communities, Inc.[1]	911,000	23,914
Dalata Hotel Group PLC	2,929,000	23,295
Tile Shop Holdings, Inc.[2]	3,158,000	22,580
Altice Europe NV, Class A1,3	8,315,000	22,427
Hostelworld Group PLC[2]	7,645,662	22,123
ElringKlinger AG	1,961,200	21,769
Aritzia Inc., subordinate voting shares[1]	1,585,000	20,996
D.R. Horton, Inc.	490,000	20,668
Elang Mahkota Teknologi Tbk PT	34,046,900	20,220
Suprajit Engineering Ltd.	6,075,000	19,904
Cuckoo Homesys Co., Ltd.[1]	99,789	19,207
Cox & Kings Ltd.	7,500,000	17,402
Ctrip.com International, Ltd. (ADR)[1]	464,000	17,247
Cuckoo Holdings Co., Ltd.	118,210	17,157
MIPS AB1,2	1,396,751	17,131
Melco Resorts & Entertainment Ltd. (ADR)	800,000	16,920
Chegg, Inc.[1]	585,602	16,649
TAKKT AG	1,003,510	15,892
HUGO BOSS AG	195,848	15,080
AA PLC	10,472,902	13,241
NAN LIU Enterprise Co., Ltd.	2,325,000	11,993
Eclat Textile Co., Ltd.	939,840	11,635
Tiffany & Co.	90,000	11,607
Glenveagh Properties PLC[1]	9,955,000	11,212
Central European Media Enterprises Ltd., Class A1	2,971,800	11,144
JPJ Group PLC[1]	1,115,000	11,030
TVS Motor Co Ltd.	1,421,547	10,983
WE Solutions Ltd.[1,3]	85,092,000	10,870
BCA Marketplace PLC	4,070,800	10,824
Boozt AB1,3	1,219,000	10,287
Williams-Sonoma, Inc.[3]	150,000	9,858
POLYTEC Holding AG, non-registered shares[3]	763,618	9,717
Sonos, Inc.[1,3]	550,000	8,822
SMALLCAP World Fund — Page 6 of 17

Common stocks Consumer discretionary (continued)	Shares	Value (000)
BNN Technology PLC[1,2,4,6]	19,007,000	$8,770
Ted Baker PLC	246,097	7,422
William Hill PLC	2,253,000	7,403
Cyrela Brazil Realty SA, ordinary nominative	2,486,900	6,614
Tele Columbus AG1	2,232,000	6,440
Greene King PLC	1,005,000	6,421
Dustin Group AB	598,491	5,650
DFS Furniture PLC	1,805,000	5,082
IMAX China Holding, Inc.[3]	1,706,400	4,342
China Zenix Auto International Ltd. (ADR)[1]	2,152,000	2,109
Mulberry Group PLC	398,571	1,943
Pepkor Holdings Ltd.[1,3]	1,292,625	1,455
Talwalkars Lifestyles Ltd.	695,000	1,283
Talwalkars Better Value Fitness Ltd.[4]	695,000	281
Zinc Media Group PLC[1]	343,900	2
		6,760,641
Industrials 12.81%
MonotaRO Co., Ltd.[3]	8,748,600	246,781
Nihon M&A Center Inc.	8,129,980	244,000
NIBE Industrier AB, Class B	15,505,564	185,807
Rexnord Corp.[1]	5,005,000	154,154
Kirby Corp.[1]	1,795,000	147,639
Aalberts Industries NV, non-registered shares	3,402,000	144,882
Spirax-Sarco Engineering PLC	1,471,000	139,963
Bravida Holding AB2	16,173,198	132,663
IDEX Corp.	875,000	131,827
Advanced Disposal Services, Inc.[1,2]	4,710,502	127,560
Kratos Defense & Security Solutions, Inc.[1,2]	8,262,000	122,112
IMCD NV	1,507,000	117,318
Continental Building Products, Inc.[1,2]	3,080,700	115,680
BELIMO Holding AG	23,830	114,002
Nolato AB, Class B	1,821,449	112,311
Loomis AB, Class B	3,239,042	104,307
Watsco, Inc.	560,000	99,736
Wizz Air Holdings PLC[1]	2,630,000	98,622
Rheinmetall AG	906,000	94,735
TechnoPro Holdings, Inc.	1,523,500	94,532
King Slide Works Co., Ltd.[2]	7,190,765	94,439
Lifco AB, Class B	2,061,815	92,449
Curtiss-Wright Corp.	617,334	84,834
VARTA AG, non-registered shares[1,2]	2,157,755	70,949
TransDigm Group Inc.[1]	190,000	70,737
Johnson Electric Holdings Ltd.	24,720,875	69,789
Waste Connections, Inc.	840,000	67,007
Spirit Airlines, Inc.[1]	1,382,000	64,913
NORMA Group SE, non-registered shares	1,014,339	64,832
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	2,519,434	64,705
Graco Inc.	1,374,000	63,671
Havells India Ltd.	7,671,266	62,913
Rockwool International A/S, Class B	146,600	62,768
Oshkosh Corp.	860,000	61,266
Grupo Aeroportuario del Pacífico SAB de CV	5,557,987	60,759
Matson, Inc.	1,503,000	59,579
Grafton Group PLC, units	6,031,000	59,546
SMALLCAP World Fund — Page 7 of 17

Common stocks Industrials (continued)	Shares	Value (000)
Masco Corp.	1,625,000	$59,475
Fluidra, SA, non-registered shares	3,919,063	58,607
Tsubaki Nakashima Co., Ltd.[2]	2,821,800	58,140
Generac Holdings Inc.[1]	1,019,500	57,510
Air Lease Corp., Class A	1,243,000	57,029
Axon Enterprise, Inc.[1]	777,599	53,211
Fujitec Co., Ltd.	3,916,000	52,491
Boyd Group Income Fund	533,482	52,033
XP Power Ltd.[2]	1,295,000	49,962
Meggitt PLC	6,103,934	45,062
Nabtesco Corp.	1,626,861	43,242
CoStar Group, Inc.[1]	100,000	42,084
SiteOne Landscape Supply, Inc.[1]	544,000	40,985
Barrett Business Services, Inc.[2]	580,000	38,732
Avon Rubber PLC[2]	2,248,000	37,798
Befesa SA	725,000	37,585
ABM Industries Inc.	1,150,000	37,087
Harmonic Drive Systems Inc.[3]	981,600	36,156
American Airlines Group Inc.	872,000	36,040
Coor Service Management Holding AB	4,502,788	35,972
Kingspan Group PLC	724,000	33,758
PayPoint PLC	2,649,000	32,041
Amara Raja Batteries Ltd.	3,118,756	31,835
Kornit Digital Ltd.[1,3]	1,400,000	30,660
Guangzhou Baiyun International Airport Co. Ltd., Class A	16,519,892	30,660
BWX Technologies, Inc.	487,233	30,472
R.R. Donnelley & Sons Co.[2]	5,631,489	30,410
GIMA TT SpA	2,411,658	30,339
USG Corp.[1]	689,912	29,880
CKD Corp.	2,234,700	28,676
International Container Terminal Services, Inc.	16,228,566	28,264
Greaves Cotton Ltd.[2]	15,200,000	27,741
Trust Tech Inc.[3]	622,000	24,252
Flughafen Zürich AG	119,000	24,057
Instalco Intressenter AB (publ)[2]	2,934,000	23,604
Carborundum Universal Ltd.	4,365,000	23,186
Europcar Mobility Group SA	2,366,000	22,224
KeyW Holding Corp.[1,2]	2,536,400	21,965
Teleperformance SE	116,247	21,932
LT Group, Inc.	76,014,300	20,259
eHi Car Services Ltd. (ADR)[1,3]	1,725,077	19,580
Alfen NV1,2	1,275,000	19,259
Bossard Holding AG	85,062	16,884
Stabilus SA, non-registered shares	203,000	16,758
Elementia, SAB de CV1	25,148,325	16,663
Embraer SA, ordinary nominative	3,085,000	15,148
Avis Budget Group, Inc.[1]	462,000	14,849
J. Kumar Infraprojects Ltd.[2]	4,450,500	12,475
Sweco AB, Class B, non-registered shares	425,000	11,200
Hertz Global Holdings Inc.[1]	671,857	10,971
BMC Stock Holdings, Inc.[1]	579,222	10,802
Elis SA	450,000	10,596
Briggs & Stratton Corp.	500,000	9,615
Troax Group AB	275,000	8,896
AKR Corporindo Tbk PT	35,396,400	8,718
SMALLCAP World Fund — Page 8 of 17

Common stocks Industrials (continued)	Shares	Value (000)
Indutrade AB	310,000	$8,392
Takeuchi Mfg. Co., Ltd.	275,000	7,418
va-Q-tec AG1,2	781,221	7,256
Japan Elevator Service Holdings Co., Ltd.[3]	474,400	7,098
Fluence Corp. Ltd.[1]	14,826,347	4,555
Talgo SA, non-registered shares[1]	655,859	3,469
SITC International Holdings Co. Ltd.	969,000	782
		5,620,587
Financials 8.98%
Kotak Mahindra Bank Ltd.	18,292,040	288,070
Webster Financial Corp.	3,253,500	191,826
SVB Financial Group[1]	606,500	188,518
Essent Group Ltd.[1]	3,892,535	172,245
CenterState Bank Corp.[2]	6,069,250	170,242
RenaissanceRe Holdings Ltd.	1,021,200	136,412
MarketAxess Holdings Inc.	660,000	117,803
Bajaj Finance Ltd.	3,872,080	115,805
NMI Holdings, Inc.[1,2]	5,036,127	114,068
Ares Management, LP, restricted-voting shares	4,855,975	112,659
VZ Holding AG	375,100	111,605
First Republic Bank	1,141,825	109,615
Cannae Holdings, Inc.[1,2]	4,895,000	102,550
Radian Group Inc.	4,718,000	97,521
Trupanion, Inc.[1,2,3]	2,640,200	94,334
Capitec Bank Holdings Ltd.[3]	1,123,983	81,409
Third Point Reinsurance Ltd.[1,2]	6,147,821	79,922
Umpqua Holdings Corp.	3,785,500	78,738
Close Brothers Group PLC	3,630,476	74,860
GRUH Finance Ltd.	17,120,000	71,808
Chemical Financial Corp.	1,332,450	71,153
M&A Capital Partners Co., Ltd.[1,2,3]	1,133,400	68,531
Avanza Bank Holding AB3	1,392,768	63,437
Texas Capital Bancshares, Inc.[1]	718,254	59,364
City Union Bank Ltd.	24,153,071	59,225
Unione di Banche Italiane SpA[3]	14,493,000	58,154
The Bank of N.T. Butterfield & Son Ltd.	1,065,000	55,231
MGIC Investment Corp.[1]	4,009,039	53,360
EFG International AG	6,785,929	51,859
White Mountains Insurance Group, Ltd.	51,800	48,478
Shriram Transport Finance Co. Ltd.	2,731,000	43,361
Redwood Trust, Inc. REIT	2,562,000	41,607
HUB24 Ltd.[2,3]	4,298,000	39,519
Moelis & Co., Class A	719,000	39,401
Waddell & Reed Financial, Inc., class A	1,850,000	39,183
Netwealth Group Ltd.[3]	6,845,000	39,138
Eagle Bancorp, Inc.[1]	768,000	38,861
Great Western Bancorp, Inc.	869,177	36,671
Bharat Financial Inclusion Ltd.[1]	2,410,000	34,529
Uzabase, Inc.[1,3]	1,138,300	32,710
Janus Henderson Group PLC	1,200,041	32,353
Health Insurance Innovations, Inc., Class A1	500,000	30,825
Greenhill & Co., Inc.[2]	1,169,700	30,822
Mercury General Corp.	600,000	30,096
Legg Mason Partners Equity Fund	915,285	28,584
SMALLCAP World Fund — Page 9 of 17

Common stocks Financials (continued)	Shares	Value (000)
Fanhua Inc. (ADR)[3]	1,014,000	$27,398
Boston Private Financial Holdings, Inc.	1,978,177	27,002
Cholamandalam Investment and Finance Co., Ltd.	1,573,000	25,318
Metro Bank PLC[1,3]	631,528	24,480
PRA Group, Inc.[1]	670,000	24,120
Artisan Partners Asset Management Inc., Class A	705,000	22,842
BPER Banca SpA	4,813,000	22,285
ICRA Ltd.	291,264	13,821
First Hawaiian, Inc.	456,500	12,399
PSG Group Ltd.	756,875	12,257
Bank of Ireland Group PLC	1,515,227	11,734
Sprott Inc.[3]	5,000,000	11,652
GT Capital Holdings, Inc.	763,436	11,587
Deutsche Pfandbriefbank AG, non-registered shares	725,424	10,865
Cowen Inc., Class A1	640,000	10,432
GoldMoney Inc.[1,2,3]	4,931,100	9,353
Permanent TSB Group Holdings PLC[1]	3,180,000	7,883
PacWest Bancorp	152,751	7,279
Habib Bank Ltd.	5,000,000	6,095
FCB Financial Holdings, Inc., Class A1	100,000	4,740
		3,940,004
Consumer staples 3.97%
Emmi AG2	311,300	232,349
Ariake Japan Co., Ltd.[2]	1,754,000	174,906
Raia Drogasil SA, ordinary nominative	7,866,992	141,092
Lion Corp.	4,761,000	105,763
Simply Good Foods Co., Class A1,2	4,420,000	85,969
Dis-Chem Pharmacies Ltd.[3]	36,614,600	82,440
a2 Milk Co. Ltd.[1,3]	10,678,000	79,038
GRUMA, SAB de CV, Series B	5,818,520	74,384
COSMOS Pharmaceutical Corp.	313,153	70,420
Chongqing Fuling Zhacai Group Co., Ltd., Class A	17,341,841	65,656
Varun Beverages Ltd.	6,249,988	63,703
Treasury Wine Estates Ltd.	4,840,000	61,190
Milbon Co., Ltd.	1,092,200	50,082
Davide Campari-Milano SpA	5,200,000	44,285
CCL Products (India) Ltd.[2]	10,642,173	36,915
Fresh Del Monte Produce Inc.	755,000	25,587
Century Pacific Food, Inc.	94,597,400	24,862
Sugi Holdings Co., Ltd.	500,000	24,556
BGFretail Co., Ltd.	131,000	24,269
PriceSmart, Inc.	297,589	24,090
Greencore Group PLC[3]	9,815,000	23,680
Morinaga & Co., Ltd.	597,900	22,338
Kernel Holding SA	1,642,578	22,277
Philip Morris CR AS	32,000	21,485
KWS Saat SE, non registered shares	46,500	17,951
Emperador Inc.	135,870,000	17,704
Stock Spirits Group PLC	6,404,674	16,445
HITEJINRO Co., Ltd.	1,066,000	16,193
Avenue Supermarts Ltd.[1]	834,000	16,060
Farmer Bros. Co.[1]	550,000	14,520
Prataap Snacks Ltd. (dba Yellow Diamond)	943,900	13,297
Lenta Ltd. (GDR)[1]	2,922,000	10,344
SMALLCAP World Fund — Page 10 of 17

Common stocks Consumer staples (continued)	Shares	Value (000)
Lenta Ltd. (GDR)[1,5]	530,900	$1,879
Coca-Cola Icecek AS, Class C	1,903,000	10,645
CLIO Cosmetics Co., Ltd.	584,650	9,988
Nomad Foods Ltd.[1]	400,000	8,104
R.E.A. Holdings PLC[1,2]	2,162,000	8,003
		1,742,469
Materials 3.55%
Allegheny Technologies Inc.[1,2]	6,615,300	195,482
James Hardie Industries PLC (CDI)	6,355,000	96,284
Sirius Minerals PLC[1,2,3]	247,367,560	90,084
Lundin Mining Corp.	16,616,000	87,991
Stella-Jones Inc.	2,578,500	86,319
Valvoline Inc.	3,851,382	82,843
Scapa Group PLC[2]	12,183,326	71,586
Chr. Hansen Holding A/S	622,000	63,140
Royal Gold, Inc.	784,000	60,415
PolyOne Corp.	1,209,000	52,858
CCL Industries Inc., Class B, nonvoting	1,000,000	45,074
Dalmia Bharat Ltd.[1]	1,302,682	41,691
ACC Ltd.	1,918,000	41,073
Boral Ltd.	6,965,000	34,789
Hudbay Minerals Inc.	6,155,000	31,165
Navin Fluorine International Ltd.[2]	3,202,000	30,487
Wienerberger AG	1,156,000	28,910
Ingevity Corp.[1]	272,000	27,711
Croda International PLC	407,448	27,626
OCI NV1	804,000	25,699
Mayr-Melnhof Karton AG, non-registered shares[3]	198,472	24,933
Arkema SA	182,500	22,609
Kenmare Resources PLC[1,2]	7,124,863	22,288
KOLON Industries, Inc.	382,500	21,448
Symrise AG	227,500	20,767
Steel Dynamics, Inc.	443,700	20,051
Nevada Copper Corp.[1,2]	48,480,000	19,893
Mayur Uniquoters Ltd.[2]	3,660,000	18,600
Indorama Ventures PCL, foreign registered	10,114,000	18,452
Fufeng Group Ltd.[3]	34,192,000	16,641
Mountain Province Diamonds Inc.[3]	7,458,267	15,706
LANXESS AG	213,040	15,603
Tokai Carbon Co., Ltd.[3]	672,000	13,195
CPMC Holdings Ltd.[3]	31,700,000	11,986
Buzzi Unicem SPA	560,058	11,627
Danakali Ltd.[1,2]	16,700,000	10,382
Excelsior Mining Corp.[1,2]	12,868,000	9,265
Wacker Chemie AG	73,500	9,242
Hummingbird Resources PLC[1,2]	27,459,300	8,858
BlueJay Mining PLC[1,2]	45,009,091	8,682
Sandstorm Gold Ltd.[1,3]	1,351,400	5,041
Venator Materials PLC[1]	518,000	4,662
Bacanora Lithium PLC[1,2]	8,573,925	3,855
Rusoro Mining Ltd.[1]	21,437,000	1,411
		1,556,424
SMALLCAP World Fund — Page 11 of 17

Common stocks Energy 3.29%	Shares	Value (000)
Centennial Resource Development, Inc., Class A1,5	6,267,761	$136,950
Centennial Resource Development, Inc., Class A1	262,782	5,742
Diamondback Energy, Inc.	947,000	128,025
SM Energy Co.	3,246,000	102,346
Whitecap Resources Inc.[3]	14,465,954	87,805
Cactus, Inc., Class A1	2,049,200	78,443
Petronet LNG Ltd.	22,920,000	71,062
WorleyParsons Ltd.	4,798,172	70,859
Seven Generations Energy Ltd., Class A1	5,248,000	62,571
Concho Resources Inc.[1]	407,500	62,246
Kosmos Energy Ltd.[1]	6,603,000	61,738
Magnolia Oil & Gas Corp., Class A1,5	4,000,000	60,040
Extraction Oil & Gas, Inc.[1]	4,745,000	53,571
Parsley Energy, Inc., Class A1	1,707,200	49,936
Saipem SpA, Class S1	7,489,000	46,154
Nine Energy Service, Inc.[1,2]	1,504,000	45,992
Peyto Exploration & Development Corp.[3]	4,645,000	40,025
Hurricane Energy PLC[1,3]	45,921,100	35,014
Savannah Petroleum PLC[1,2]	65,357,000	27,686
Keyera Corp.	952,400	25,520
Venture Global LNG, Inc., Series C1,4,5,6,7	4,240	22,048
FAR Ltd.[1,3]	247,900,000	20,607
Mullen Group Ltd.[3]	1,660,000	19,727
Gulf Keystone Petroleum Ltd.[1]	5,027,150	18,904
Tellurian Inc.[1,3]	2,000,000	17,940
Independence Contract Drilling, Inc.[1,2]	2,908,057	14,366
Weatherford International PLC[1]	4,940,000	13,387
San Leon Energy PLC[1,2]	32,348,000	10,667
Lekoil Ltd. (CDI)[1,2]	42,922,391	8,951
Source Energy Services Ltd.[1]	2,634,800	8,588
PetroTal Corp.[1,2]	34,775,000	8,077
Providence Resources PLC[1,2]	35,235,000	7,819
Tourmaline Oil Corp.	410,000	7,218
BNK Petroleum Inc.[1,2]	12,804,914	4,213
Ophir Energy PLC[1]	8,080,800	3,992
Amerisur Resources PLC[1]	25,204,200	3,896
		1,442,125
Real estate 1.38%
WHA Corp. PCL[2]	1,106,071,920	149,118
MGM Growth Properties LLC REIT, Class A2	4,017,887	118,488
Relo Group, Inc.	2,328,500	68,449
Purplebricks Group PLC[1,2,3]	17,905,676	53,491
Hibernia REIT PLC REIT	27,060,000	44,614
KKR Real Estate Finance Trust Inc. REIT	2,118,600	42,732
DoubleDragon Properties Corp.[1]	83,289,100	30,060
Gaming and Leisure Properties, Inc. REIT	800,000	28,200
OUTFRONT Media Inc. REIT	860,153	17,160
K. Wah International Holdings Ltd.	33,743,028	15,991
Foxtons Group PLC[2,3]	17,881,785	12,399
São Carlos Empreendimentos e Participações S.A	1,270,300	8,804
BR Properties SA, ordinary nominative	3,906,930	7,401
Soundwill Holdings Ltd.	3,413,500	4,901
SMALLCAP World Fund — Page 12 of 17

Common stocks Real estate (continued)	Shares	Value (000)
Morguard Corp.	23,400	$3,277
Prologis Property Mexico, SA de CV REIT	311,265	629
		605,714
Telecommunication services 0.83%
Iridium Communications Inc.[1,2]	7,666,388	172,494
Iridium Communications Inc.[1,2,5]	636,132	14,313
HKBN Ltd.	41,095,500	70,449
Cogent Communications Holdings, Inc.	565,000	31,527
TalkTalk Telecom Group PLC[3]	16,088,205	25,855
Tower Bersama Infrastructure Tbk PT	54,736,433	20,662
Zegona Communications PLC[2]	7,911,786	11,756
Com Hem Holding AB	635,704	10,515
Indosat Tbk PT	38,011,900	7,780
		365,351
Utilities 0.48%
ENN Energy Holdings Ltd.	12,061,000	104,766
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares	23,989,325	67,682
Northland Power Inc.	1,100,000	18,480
EDP - Energias do Brasil SA	2,617,828	8,291
Pampa Energía SA (ADR)[1,3]	181,400	5,633
Mytrah Energy Ltd.[1,2,4,6]	10,418,000	5,225
		210,077
Miscellaneous 4.13%
Other common stocks in initial period of acquisition		1,810,224
Total common stocks (cost: $25,546,216,000)		39,194,329
Preferred securities 0.10% Consumer discretionary 0.10%
Made.Com Design Ltd., Series C-4, preferred shares[1,4,6,7]	2,067,967	41,833
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%[2]	96,000	132
Total preferred securities (cost: $41,513,000)		41,965
Rights & warrants 0.00% Information technology 0.00%
Foursquare Labs, Inc., warrants, expire 2033[1,4,6,7]	1,163,990	981
Energy 0.00%
Savannah Petroleum PLC, warrants, expire 2019[1,2,4]	21,698,000	523
Health care 0.00%
Neovasc Inc., Class A, warrants, expire 2022[1,2,4]	28,290	—
SMALLCAP World Fund — Page 13 of 17

Rights & warrants Miscellaneous 0.00%	Shares	Value (000)
Other rights & warrants in initial period of acquisition		$352
Total rights & warrants (cost: $0)		1,856
Convertible stocks 0.20% Health care 0.14%
Proteus Digital Health, Inc., Series G, 6.50% noncumulative convertible preferred[4,6,7]	3,044,139	48,097
Cortexyme, Inc., Series B, 8.0%, noncumulative convertible preferred[4,6,7]	4,244,602	15,000
		63,097
Information technology 0.06%
RealSelf, Inc., Series C, convertible preferred[4,6,7]	3,468,862	19,460
Foursquare Labs, Inc., Series D, convertible preferred[4,6,7]	1,551,988	6,225
		25,685
Total convertible stocks (cost: $94,000,000)		88,782
Convertible bonds 0.06% Consumer discretionary 0.04%	Principal amount (000)
Caesars Entertainment Corp., convertible notes, 5.00% 2024	$11,061	18,042
Miscellaneous 0.02%
Other convertible bonds in initial period of acquisition		10,000
Total convertible bonds (cost: $31,243,000)		28,042
Bonds, notes & other debt instruments 0.06% U.S. Treasury bonds & notes 0.06% U.S. Treasury 0.06%
U.S. Treasury 1.125% 2019[8]	25,000	24,876
Total U.S. Treasury bonds & notes		24,876
Total bonds, notes & other debt instruments (cost: $24,887,000)		24,876
Short-term securities 11.17%
American Honda Finance Corp. 2.17% due 10/23/2018	25,000	24,962
Apple Inc. 2.07%–2.11% due 10/2/2018–10/26/2018[5]	100,000	99,904
Australia & New Zealand Banking Group, Ltd. 2.25%–2.33% due 12/19/2018–1/7/2019[5]	128,800	128,090
Bank of Montreal 2.17%–2.24% due 11/7/2018–11/27/2018	165,000	164,457
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.04%–2.26% due 10/4/2018–11/2/2018	100,000	99,874
Blackrock FedFund[9]	100,000	100,000
CAFCO, LLC 2.25% due 11/14/2018[5]	50,000	49,855
Canadian Imperial Holdings Inc. 2.20%–2.25% due 10/10/2018–11/19/2018	55,000	54,885
CHARTA, LLC 2.25% due 11/27/2018[5]	50,000	49,814
CPPIB Capital Inc. 2.05% due 10/9/2018–10/10/2018	95,000	94,936
DBS Bank Ltd. 2.32% due 12/21/2018[5]	30,000	29,836
Essilor International 2.14%–2.17% due 10/22/2018–10/24/2018[5]	90,000	89,861
Fairway Finance Corp. 2.14%–2.25% due 11/5/2018–11/20/2018[5]	100,000	99,716
Federal Home Loan Bank 1.95%–2.11% due 10/5/2018–12/5/2018	515,000	513,903
Fidelity Institutional Money Market Funds - Government Portfolio[9]	30,000	30,000
SMALLCAP World Fund — Page 14 of 17

Short-term securities	Principal amount (000)	Value (000)
Freddie Mac 2.02% due 11/5/2018	$50,000	$49,898
General Dynamics Corp. 2.02% due 10/16/2018[5]	25,000	24,973
Goldman Sachs Financial Square Government Fund[9]	123,000	123,000
Hydro-Québec 2.09% due 10/24/2018[5]	40,000	39,938
IBM Credit LLC 2.06% due 10/2/2018[5]	25,000	24,994
Invesco Short-Term Investments Trust - Government & Agency Portfolio[9]	97,625	97,625
John Deere Financial Ltd. 2.03% due 10/11/2018[5]	25,000	24,980
Liberty Street Funding Corp. 2.26% due 12/5/2018[5]	27,200	27,083
Mitsubishi UFJ Trust and Banking Corp. 2.09% due 10/19/2018[5]	50,000	49,937
Mizuho Bank, Ltd. 2.25%–2.27% due 10/18/2018–12/17/2018[5]	160,000	159,575
Morgan Stanley Institutional Liquidity Funds - Government Portfolio[9]	115,000	115,000
National Australia Bank Ltd. 2.05%–2.06% due 10/9/2018–10/26/2018[5]	200,000	199,815
Nestlé Capital Corp. 2.11%–2.18% due 11/5/2018–11/7/2018[5]	86,300	86,092
Nordea Bank AB 2.23%–2.29% due 12/13/2018–12/27/2018[5]	225,000	223,810
Old Line Funding, LLC 2.08% due 10/2/2018[5]	50,000	49,988
Ontario (Province of) 2.03% due 10/3/2018	25,000	24,993
Oversea-Chinese Banking Corp. Ltd. 2.18% due 12/11/2018[5]	50,000	49,757
Pfizer Inc. 2.10% due 10/10/2018[5]	50,000	49,964
Province of Alberta 2.20%–2.32% due 10/12/2018–1/2/2019[5]	70,000	69,730
Québec (Province of) 2.07%–2.09% due 10/11/2018–10/24/2018[5]	109,100	108,959
Roche Holdings, Inc. 2.01% due 10/1/2018[5]	30,000	29,995
Starbird Funding Corp. 2.16% due 10/29/2018[5]	60,000	59,886
Sumitomo Mitsui Banking Corp. 2.14%–2.27% due 10/15/2018–12/17/2018[5]	263,000	262,411
Svenska Handelsbanken Inc. 2.22%–2.24% due 11/26/2018–12/19/2018[5]	100,000	99,562
Swedbank AB 2.21%–2.30% due 10/17/2018–12/27/2018	200,000	199,187
Toronto-Dominion Bank 2.20%–2.45% due 11/20/2018–1/24/2019[5]	170,000	169,146
Total Capital Canada Ltd. 2.15%–2.19% due 10/24/2018–11/6/2018[5]	150,000	149,696
Toyota Credit Canada Inc. 2.26% due 12/10/2018	40,100	39,917
Toyota Industries Commercial Finance, Inc. 2.23% due 12/10/2018[5]	30,000	29,863
Toyota Motor Credit Corp. 2.22% due 10/5/2018	25,000	24,990
U.S. Treasury Bills 1.95%–2.16% due 10/25/2018–2/14/2019	502,100	499,707
Victory Receivables Corp. 2.21%–2.29% due 11/16/2018–12/20/2018[5]	108,000	107,534
Total short-term securities (cost: $4,902,981,000)		4,902,098
Total investment securities 100.92% (cost: $30,640,840,000)		44,281,948
Other assets less liabilities (0.92)%		(404,900)
Net assets 100.00%		$43,877,048
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
SMALLCAP World Fund — Page 15 of 17

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 9/30/2018 (000)
Purchases (000)	Sales (000)
USD12,209	GBP9,500	Bank of New York Mellon	10/9/2018	$(179)
USD37,494	GBP28,948	Bank of New York Mellon	10/12/2018	(260)
USD25,851	CAD34,000	Bank of New York Mellon	10/17/2018	(484)
				$(923)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	All or a portion of this security was on loan. The total value of all such securities was $792,171,000, which represented 1.81% of the net assets of the fund.
[4]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $410,170,000, which represented .93% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,092,573,000, which represented 7.05% of the net assets of the fund.
[6]	Value determined using significant unobservable inputs.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,192,000, which represented less than .01% of the net assets of the fund.
[9]	Security purchased with cash collateral from securities on loan.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Proteus Digital Health, Inc., Series G, 6.50% noncumulative convertible preferred	5/6/2014-7/23/2014	$40,000	$48,097.11%
Made.Com Design Ltd., Series C-4, preferred shares	3/2/2018	41,328	41,833.10
Venture Global LNG, Inc., Series C	5/1/2015	12,720	22,048.05
Acerta Pharma BV	5/7/2014	11,250	21,707.05
RealSelf, Inc., Series C, convertible preferred	4/18/2018	19,000	19,460.04
Cortexyme, Inc., Series B, 8.0%, non-cumulative convertible preferred	5/23/2018	15,000	15,000.03
Foursquare Labs, Inc., Series D, convertible preferred	12/3/2013	20,000	6,225.01
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	981.00
MakeMyTrip Ltd., non-registered shares	5/2/2017	3,312	2,525.01
Total private placement securities		$162,610	$177,876.40%

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
dba = doing business as
GBP = British pounds
GDR = Global Depositary Receipts
USD/$ = U.S. dollars
SMALLCAP World Fund — Page 16 of 17

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
© 2018 Capital Group. All rights reserved.
MFGEFPX-035-1118O-S66115	SMALLCAP World Fund — Page 17 of 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of SMALLCAP World Fund, Inc. (the “Fund”), as of September 30, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 8, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the SMALLCAP World Fund, Inc.’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the SMALLCAP World Fund, Inc.’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2018

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: November 30, 2018